SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Range Resources Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the filing fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 21, 2004

Dear Fellow Stockholders:

          On behalf of the Board of Directors, I am pleased to invite you to attend our 2004 annual meeting.  The meeting will be held at our offices at 777 Main Street, Suite 800, in Fort Worth, Texas on Wednesday, May 19th at 9:00 a.m. local time.  The matters to be addressed at the meeting are outlined in the enclosed Notice of Annual Meeting of Stockholders and more fully described in the Proxy Statement.  Following the meeting, we plan to present a brief overview of our recent results and ongoing projects.  Our officers and representatives of our auditors will be present to respond to questions.  Our 2003 Annual Report is also enclosed for your review.

          MacKenzie Partners, Inc. has been retained to assist us in the soliciting process.  If you have any questions regarding the meeting or require assistance in voting your shares, please contact them at 800-322-2885 or call them collect at 212-929-5500.  Whether or not you expect to attend the meeting, it is important that your shares are voted.  Please sign and return the enclosed proxy card at your earliest convenience to ensure that you will be represented.  You may revoke your proxy at the meeting and vote your shares in person if you wish.  In any case, your vote is important regardless of the number of shares you own.  Our thanks in advance for your prompt response.

Sincerely yours,

John H. Pinkerton President

RANGE RESOURCES CORPORATION
777 Main Street, Suite 800
Fort Worth, Texas 76102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held May 19, 2004

To the Stockholders of Range Resources Corporation:

          The 2004 Annual Meeting of Stockholders of Range Resources Corporation, a Delaware corporation (“Range” or the “Company”), will be held at 777 Main Street, Suite 800 in Fort Worth, Texas on Wednesday, May 19th at 9:00 a.m. Central time.  The purposes of the meeting are:

1.	To elect seven directors to the board, each for a one-year term;

2.	To consider and vote on a proposal to adopt the Company’s 2004 Non-Employee Director Stock Option Plan providing for the issuance of up to 300,000 shares of common stock;

3.	To consider and vote on a proposal to amend the 1999 Stock Option Plan increasing the number of shares of common stock authorized to be issued by 500,000 shares from 8,750,000 to 9,250,000; and

4.	To transact such other business as may arise that can properly be conducted at the meeting or any adjournment.

          This notice is being sent to holders of the Company’s common stock of record at the close of business on April 2, 2004.  Each holder has the right to vote at the meeting or any adjournment or postponement.  The list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose relevant to the meeting during normal business hours for ten days prior to the meeting at the Company’s offices.  The list will also be available during the meeting for inspection by stockholders.

          Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided.  You may revoke your proxy at any time prior to its exercise.  If present at the meeting, you may withdraw your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Rodney L. Waller Secretary

April 21, 2004
Fort Worth, Texas

RANGE RESOURCES CORPORATION

PROXY STATEMENT

Annual Meeting of Stockholders
May 19, 2004

INTRODUCTION

          The enclosed proxy is solicited by and on behalf of the Board of Directors of Range Resources Corporation, a Delaware corporation, for use at the 2004 Annual Meeting of Stockholders.  The meeting will be held Wednesday, May 19, 2004 at 9:00 a.m. Central time, at the Company’s offices at 777 Main Street, Suite 800, Fort Worth, Texas 76102.  The items to be considered are summarized in the Notice of Annual Meeting of Stockholders and more fully described in this Proxy Statement.  This Proxy Statement and the proxy form were first mailed on or about April 21, 2004, to all holders of record of the Company’s common stock, $.01 par value, on April 2, 2004.  Shares of the common stock represented by proxies will be voted as described below or as specified by each stockholder.  Any proxy given by a stockholder may be revoked at any time prior to the voting by delivering a written notice to the Secretary of the Company, by executing and delivering a subsequently dated proxy or by attending the meeting, withdrawing the proxy and voting in person.

          The persons named as proxies are John H. Pinkerton and Rodney L. Waller, President and Secretary of the Company, respectively.  The cost of preparing and mailing this Proxy Statement and any other related material will be paid by the Company.  The Company has retained MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, to assist in the solicitation.  For these services, the Company will pay MacKenzie Partners a fee of $6,000 and reimburse it for certain out-of-pocket expenses.  In addition to the solicitation of proxies by use of the mail, directors, officers and employees of the Company may solicit proxies personally. The Company will request brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock and will reimburse them for their expenses.

VOTING PROCEDURES

Voting Stock and Record Date

          Only stockholders of record for the common stock at the close of business on April 2, 2004 will be entitled to vote at the meeting.  On April 2, 2004, 56,891,566 shares of common stock were outstanding with each share entitling the holder to one vote on each matter.  Stockholders are not entitled to cumulative voting rights.

Quorum and Adjournments

          The presence, in person or by proxy, of stockholders holding a majority of the votes eligible to be cast is necessary to constitute a quorum at the meeting.  If a quorum is not present at the meeting, the holders of a majority of the common stock entitled to vote who are present or represented by proxy at the meeting have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting of the time and place of the adjourned meeting, until a quorum is present.  In addition, under the Company’s bylaws the chairman of the meeting has the power to adjourn the meeting for any reason from time to time without notice, other than an announcement at the meeting of the time and place of the adjourned meeting, provided that a new record date is not set.  At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the meeting.

Votes Required

          Assuming a quorum is present in each case at the meeting, the stockholders will elect directors by a plurality of the eligible votes present or represented by proxy at the meeting.  Approval of Proposals 2 and 3 require an affirmative vote of the majority of the shares of stock represented at the meeting in person or by proxy and entitled to vote on the proposals.

Broker Non-Votes and Abstentions

          Proposal 1 is considered a discretionary item, so the Company does not anticipate that any broker non-votes will be recorded.  Brokers who hold shares in street name for customers are required to vote as the beneficial owners instruct.  A “broker non-vote” occurs when a broker does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner.  Brokers are not permitted to vote on non-discretionary items if they have not received instructions from the beneficial owners.  Brokers are permitted to indicate a “broker non-vote” on non-discretionary items absent instructions from the beneficial owner.  Abstentions and broker non-votes will count in determining whether a quorum is present at the meeting.  Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections.

          Proposals 2 and 3 are considered non-discretionary items under the new regulations promulgated by the New York Stock Exchange and approved by the Securities and Exchange Commission because the proposals involve an equity-based compensation plan.  Therefore, if you hold your common stock in street name with your broker, your broker will not be able to vote in favor or against the proposal without your specific instructions.  Accordingly, the vote on Proposals 2 and 3 will be calculated by dividing the number of “votes for” by the sum of “votes for,” “votes against” and abstentions.  Broker non-votes are not included in the calculation.

Stockholders of Record

          If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Range.  As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting.  The Company has enclosed a proxy card for you to use.

Beneficial Owner

          If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

          Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Voting in Person

          Shares held in your name as the stockholder of record may be voted in person at the annual meeting.  Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions so that your vote will be counted if you later decide not to attend the meeting.

Default Voting

          A proxy that is properly completed and returned will be voted at the meeting in accordance with the instructions on the proxy.  If you properly complete and return a proxy but do not indicate any contrary voting instructions, your shares will be voted “FOR” all proposals listed in the Notice of Annual Meeting of Stockholders and any other business that may properly come before the meeting or any adjournment or postponement.  If the Company proposes to adjourn the meeting, proxy holders will vote all shares for which they have voting authority in favor of adjournment.  The Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement to be presented for consideration at the meeting.

Voting Results

          We intend to announce preliminary voting results at the annual meeting and publish final results on our website and in our quarterly report on Form 10-Q for the second quarter of 2004.

This Proxy Statement is dated April 21, 2004.

SECURITY OWNERSHIP

          The following table reflects the beneficial ownership of the Company’s common stock based upon the 56,891,566 common shares outstanding as of April 2, 2004 by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the common stock, (ii) each director, director nominee and each of the five Named Executive Officers (as defined under “Executive Compensation - Summary Compensation Table”) and (iii) all directors, director nominees and executive officers as a group.  The business address of each individual listed below is: c/o Range Resources Corporation, 777 Main Street, Suite 800, Fort Worth, Texas 76102.  Unless otherwise indicated, to the Company’s knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder.

	Common Stock

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Robert E. Aikman	174,416	(1)	*
Charles L. Blackburn	28,133	(2)	*
Anthony V. Dub	214,297	(3)	*
V. Richard Eales	90,000	(4)	*
Allen Finkelson	143,821	(5)	*
Jonathan S. Linker	47,000	(6)	*
John H. Pinkerton	824,233	(7)	1.4%
Jeffrey L. Ventura	37,370	(8)	*
Herbert A. Newhouse	166,566	(9)	*
Chad L. Stephens	242,507	(10)	*
Rodney L. Waller	358,542	(11)	*
All directors and executive officers as a group (12 individuals)	2,338,501	(12)	4.1%

Strong Capital Management, Inc. 100 Heritage Reserve Menomonee Falls, Wisconsin 53051	7,075,558	(13)	12.4%

Cannell Capital LLC 150 California Street, Fifth Floor San Francisco, California 94111	4,365,832	(14)	7.7%

Putnam, LLC One Post Office Square Boston, Massachusetts 02109	3,808,865	(15)	6.7%

FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	2,909,660	(16)	5.1%

Thomas J. Edelman 535 Madison Avenue, 35th Floor New York, New York 10022	2,832,609	(17)	4.9%

Franklin Resources Inc. One Franklin Parkway Building 920 San Mateo, California 94403	5,882,300	(18)	9.4%

*Less than one percent.

(1)
Includes 38,000 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days, 14,500 shares owned by Mr. Aikman’s family trust, and 14,366 shares owned by Mr. Aikman’s spouse to which Mr. Aikman disclaims beneficial ownership.

(2)
Mr. Blackburn was elected as a director and appointed Chairman of the Board in April 2003.  Shares include 16,000 shares which may be purchased under currently exercisable stock options or options that are exercisable within 60 days and 12,133 shares held in the Company’s deferred compensation plan.

(3)
Includes 38,000 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days and 26,297 shares held in the Company’s deferred compensation plan.

(4)	Includes 28,000 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days and 3,000 shares held in the Company’s deferred compensation plan.

(5)
Includes 38,000 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days and 40,821 shares held in the Company’s deferred compensation plan.

(6)	Includes 16,000 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days and 6,000 shares held in the Company’s deferred compensation plan.

(7)
Includes 317,500 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days, 5,300 shares held in an IRA account, 256,921 shares held in the Company’s deferred compensation and 401(k) plans, 4,772 shares owned by Mr. Pinkerton’s minor children and 3,499 shares owned by Mr. Pinkerton’s spouse, to which Mr. Pinkerton disclaims beneficial ownership.

(8)	Includes 37,370 shares held in the Company’s deferred compensation and 401(k) plans, of which 30,000 shares are subject to vesting requirements until 2006. Mr. Ventura joined the Company in July 2003.

(9)
Includes 81,520 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days and 32,674 shares held in the Company’s deferred compensation and 401(k) plans.

(10)
Includes 93,640 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days; 121,199 shares held in an IRA account, 74,879 shares held in the Company’s deferred compensation and 401(k) plans, 18,000 shares owned by a family trust, 3,879 shares owned by Mr. Stephens’ minor children and 15,000 shares owned by Mr. Stephens’ spouse, to which Mr. Stephens disclaims beneficial ownership.

(11)
Includes 154,630 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days; 42,500 shares in an IRA account; 132,129 shares held in the Company’s deferred compensation and 401(k) plans; and 1,146 shares owned by Mr. Waller’s children, to which Mr. Waller disclaims beneficial ownership.

(12)
Includes 821,290 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days and 633,840 shares held in the Company’s deferred compensation and 401(k) plans.

(13)
Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004.  Strong Capital Management, Inc., a registered investment advisor, reported shared voting power of 7,075,558 shares and shared dispositive power of 7,075,558 shares.  Richard S. Strong, the Chairman of the Board of Strong Capital Management, Inc., reported shared voting power as to 7,075,558 shares and shared dispositive power as to 7,075,558 shares.  Strong Advisor Small Cap Value Fund owns 4,132,300 shares.  The remaining shares are owned by various other accounts for which Strong Capital Management, Inc. acts as an investment advisor.  None of the other accounts own more than 5% of the class.

(14)
Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004.  Cannell Capital LLC, a California licensed investment advisor, beneficially owns 4,365,832 shares of which it has shared voting and dispositive power.  J. Carlo Cannell, as the managing member and majority owner of Cannell Capital, LLC, beneficially owns 4,365,832 shares of which he has shared voting and dispositive power.  Cannell Capital, LLC, is the investment advisor for The Anegada Fund Limited (1,410,464 shares), The Cuttyhunk Fund Limited (107,100 shares), GS Cannell Portfolio, LLC (564,310 shares) and Pleiades Investment Partners, L.P. (249,725 shares), each of which has shared voting and dispositive power as to its respective shares.  Cannell Capital, LLC is the general partner of Tonga Partners, L.P. (2,034,233 shares).  Tonga Partners, L.P. has shared voting and dispositive power as to its shares.

(15)
Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2004.  Putnam, LLC d/b/a Putnam Investments, a wholly owned subsidiary of Marsh & McLennan Companies, Inc., reported the beneficial ownership of 3,808,865 common shares owned by its two wholly-owned registered investment advisors: Putnam Investment Management, LLC (2,267,900 shares) and The Putnam Advisory Company, LLC (1,540,965 shares).  The Putnam Advisory Company, LLC reported a shared power to vote or to direct the vote as to 1,137,410 shares.  Each respective investment advisor reported a shared power to dispose or to direct the disposition of their respective beneficially owned shares.

(16)
Based on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004.  Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,909,660 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 2,909,660 shares owned by the Funds.  Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees.  Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp.  Accordingly, through their ownership of voting common stock and the execution of the stockholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(17)
Includes 555,733 shares that may be purchased under currently exercisable stock options or options that are exercisable within 60 days; 113,333 shares held in IRA and KEOGH accounts; 824,679 shares held in the Company’s deferred compensation and 401(k) plans; 74,116 shares owned by Mr. Edelman’s spouse; and 112,550 shares owned by his minor children, to which Mr. Edelman disclaims beneficial ownership.

(18)
Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2004.  Franklin Resources, Inc. reported that the securities reported were beneficially owned by one or more investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc.  Such advisory contracts grant all investment and/or voting power over the securities owned by the advisory clients to the advisor subsidiaries.  Franklin Advisers, Inc. beneficially owns 5,882,300 shares of which it has sole voting and dispositive power that would result upon the conversion of 1,000,000 shares of the Company’s 5.9% convertible preferred shares.  Franklin Resources, Inc., the parent holding company, Charles B. Johnson, who owns over 10% of the outstanding common stock of Franklin Resources, Inc., and Rupert H. Johnson, Jr., who owns over 10% of the outstanding common stock of Franklin Resources, Inc., are each deemed to beneficially own 5,882,300 shares that would result upon the conversion of 1,000,000 shares of the 5.9% convertible preferred shares.  However, they do not have any sole or shared voting or dispositive power as to those shares.

GOVERNANCE OF THE COMPANY

          Range is committed to having sound corporate governance principles.  Having and using such principles is essential to running Range’s business efficiently and to maintaining Range’s integrity in the marketplace.  Range’s Corporate Governance Guidelines and Code of Business Conduct and Ethics are available under the Corporate Governance section of Range’s website at http://www.rangeresources.com.

Code of Ethics

          The Company has developed a Code of Business Conduct and Ethics, which is applicable to all directors, consultants and employees of the Company, including the principal executive officers and the principal financial officer.  The Company intends to post amendments to and waivers, if any, from its code of ethics (to the extent applicable to the Company’s chief executive officers and directors) on its website at http://www.rangeresources.com under the section titled “Corporate Governance.”

Board Independence

          The Board has determined that, except Mr. John Pinkerton, the Company’s President and CEO, none of the current directors standing for re-election, Robert E. Aikman, Charles L. Blackburn, Anthony V. Dub, V. Richard Eales, Allen Finkelson and Jonathan S. Linker, have a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and each is independent within the meaning of the Company’s director independence standards, which reflect exactly New York Stock Exchange independence standards, as currently in effect.  Furthermore, the Board has determined that each of the members of each of the committees, except Mr. Pinkerton, the Company’s President and CEO, has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is “independent” within the meaning of the Company’s director independence standards.  The Company has made no contributions to any charitable organization in which a director serves as an officer or director.

Board Structure and Committee Composition

          As of the date of this proxy statement, the Board has seven directors and the following five committees:  (1) Audit, (2) Compensation, (3) Dividend, (4) Executive and (5) Governance and Nominating.  The membership during the last fiscal year and the function of each of the committees are described below.  Each of the committees operates under a written charter adopted by the Board.  All of the committee charters are available under the Corporate Governance Section of the Company’s website at http://www.rangeresources.com.  During 2003, the Board held seven meetings and acted five times by unanimous written consents.  The independent directors met once during 2003 without employee directors.  Each director attended at least 75% of all Board and applicable Committee meetings.  Directors are encouraged to attend annual meetings of Range stockholders.  All directors attended the last annual meeting of stockholders.

Name of Director	Audit	Compensation	Dividend	Executive	Governance and Nominating

Non-Employee Directors:
Robert E. Aikman		C			M
Charles L. Blackburn		M	C	C
Anthony V. Dub	C
V. Richard Eales	M
Allen Finkelson		M		M	M
Jonathan S. Linker	M				C

Employee Director:
John H. Pinkerton			M	M

Number of meetings in 2003	13	9	0	0	1
Number of Unanimous Written Consents	0	3	1	0	0

                    M = Committee member;  C = Committee Chair

Audit Committee

          Range has a separately-designated standing Audit Committee established in accordance with Section 10A-3(b) of the Securities Exchange Act of 1934, as amended.  The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Range’s financial statements, Range’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the internal audit function, risk assessment and risk management, and serves as the primary point of interaction with the Company’s outside auditors.  Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and determines the compensation of the Company’s independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company’s disclosure controls and procedures, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees any investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the Company’s financial statements.  The Audit Committee works closely with management as well as the Company’s independent auditors.  The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

          All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.  The Board has determined that each member of the committee has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.  The Board has determined and designated Mr. V. Richard Eales as the audit committee financial expert as described in item 401(h) of Regulation S-K.  No member of the Company’s Audit Committee serves on the audit committee of any other public company.  Mr. Linker serves as the chair of the audit committee of a private company.  The report of the Audit Committee is included herein.  The Audit Committee charter is available under Corporate Governance/Committees and Charters at the Company’s website at http://www.rangeresources.com and is also attached as Exhibit A.

Compensation Committee

          The Compensation Committee discharges the Board’s responsibilities relating to compensation of the Company’s executives and directors; produces an annual report on executive compensation for inclusion in the Company’s proxy statement; provides general oversight of the Company’s compensation structure, including the Company’s equity compensation plans and benefits programs; reviews and provides guidance on the Company’s human resource programs; and retains and approves the terms of the retention of any compensation consultants and other compensation experts.  Other specific duties and responsibilities of the Compensation Committee include:  evaluating human resources and compensation strategies and overseeing the Company’s total incentive compensation program; reviewing and approving objectives relevant to executive officer compensation and evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving and amending the Company’s incentive compensation and stock option programs (subject to stockholder approval, if required); recommending director compensation to the Board; monitoring director and executive stock ownership; and annually evaluating its performance and its charter.

          All of the members of the Compensation Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

          The report of the Compensation Committee is included herein.  The Compensation Committee charter is available under Corporate Governance/Committees and Charters at the Company’s website at http://www.rangeresources.com.

Dividend Committee

          The Dividend Committee is directed to declare and set the record and payment dates of dividends in accordance with Board directives.  The Dividend Committee charter is available under Corporate Governance/Committees and Charters at the Company’s website at http://www.rangeresources.com.

Executive Committee

          The Executive Committee reviews and authorizes actions required in the management of the business and affairs of the Company, which would otherwise be determined by the Board, when it is not practicable to convene the Board.  The Executive Committee charter is available under Corporate Governance/Committees and Charters at the Company’s website at http://www.rangeresources.com.

Governance and Nominating Committee

          The Governance and Nominating Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles to the Board, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance.  Other specific duties and responsibilities of the Governance and Nominating Committee include:  annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; reviewing governance-related stockholder proposals and recommending Board responses; and overseeing the evaluation of the Board and management.

          All of the members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

          The Governance and Nominating Committee charter is available under Corporate Governance/Committees and Charters at the Company’s website at http://www.rangeresources.com.

Consideration of Director Nominees

          The policy of the Governance and Nominating Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.”  In evaluating such nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications.”  Any stockholder nominations proposed for consideration by the Governance and Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:  Corporate Secretary, Range Resources Corporation, 777 Main Street, Suite 800, Fort Worth, Texas  76102.

Director Qualifications

          Range’s Corporate Governance Guidelines contain Board membership criteria that apply to Governance and Nominating Committee-recommended nominees for a position on Range’s Board.  Under these criteria, members of the Board should have high professional and personal ethics and values.  They should have broad experience in management, policy-making and/or finance.  They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.  Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.  Each director must represent the interests of all stockholders.

Identifying and Evaluating Nominees for Directors

          The Governance and Nominating Committee utilizes a variety of methods to identify and evaluate nominees for director.  The Nominating and Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Governance and Nominating Committee considers various potential candidates for director.  Candidates may come to the attention of the Governance and Nominating Committee through current Board members, stockholders or other persons.  These candidates are evaluated at regular or special meetings of the Governance and Nominating Committee, and may be considered at any point during the year.  As described above, the Governance and Nominating Committee considers properly submitted stockholder nominations for candidates for the Board.  Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Governance and Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for Range’s annual meeting.  If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Governance and Nominating Committee.  The Governance and Nominating Committee also reviews materials provided by other parties in connection with a nominee who is not proposed by a stockholder.  In evaluating such nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.  The Governance and Nominating Committee does not expect to use a paid third party in identifying potential directors.

Executive Sessions

          Executive sessions of non-management directors are held at least once a year.  The sessions are scheduled and chaired by Mr. Blackburn, the non-executive Chairman of the Board.  Any non-management director can request that an executive session be scheduled.

Communications with the Board

          Interested parties may communicate with the non-executive Board by submitting correspondence to the Corporate Secretary at Range Resources Corporation, 777 Main Street, Suite 800, Fort Worth, Texas  76102, Attention:  Non-Executive Chairman of the Board.  Any confidential matters may be submitted in a separately enclosed envelope marked “confidential.”  Similarly, any correspondence to Board members can be submitted as noted and such correspondence will be forwarded to the individual Board members as designated.

DIRECTOR COMPENSATION

          Upon Mr. Blackburn’s election in April 2003 as the non-executive Chairman of the Board, the Board approved a retainer of $100,000 per annum.  Such retainer is paid quarterly, half in cash and half in restricted common stock of the Company issued at the then market value and placed in a deferred compensation account for Mr. Blackburn.

          In September 2003, upon the recommendation of the Compensation Committee following its review of market data and other considerations, the Board approved an increase in director compensation.  The Board maintained the annual grant of 8,000 stock options and retainer of $25,000 per annum for non-employee directors but initiated a meeting fee of $1,000 for each Board or Committee meeting that a director attends, including telephonic meetings.

          The meeting fees were initiated to recognize the increased time and number of meetings required for Board service with increased responsibilities under each committee’s charters, especially the Audit Committee.  The Board also approved the recommendation of the Compensation Committee to grant each director annually 6,000 restricted shares of the Company’s common stock in lieu of participation in the Company’s stock purchase plan.

          The following table provides information on Range’s compensation and reimbursement practices during 2003 for non-employee directors, as well as the range of compensation paid to non-employee directors who served during 2003.  Mr. Pinkerton did not receive any separate compensation for his Board participation.

Non-Employee Director
Compensation For 2003

	Rate per Director	Total fees Paid

Non-Executive Chairman annual retainer	$100,000	$71,429
Non-employee directors’ annual retainer each	$25,000	$134,752
Board or Committee fee for each meeting (a)	$1,000	$18,000
Annual stock options each (b)	8,000	56,000
Annual restricted common shares each (c)	6,000	36,000

(a)	Meeting fees commenced effective October 1, 2003.

(b)

Granted upon election as a director and automatically each year upon reelection at the annual meeting.  56,000 stock options were granted in 2003 at an average exercise price of $5.65.  Such options are fully vested upon grant and have a term of five years.

(c)	Granted initially on September 29, 2003 for the 2003-2004 fiscal term of directors at $7.08 per share, the fair market value of such shares.

          The range of total cash compensation earned by continuing non-employee directors for 2003 was $27,000 to $73,429.  Directors are reimbursed for expenses attendant to Board membership and travel.

PROPOSAL 1 -- ELECTION OF DIRECTORS

Nomination and Election of Directors

          The current term of office of all the Company’s directors expires at the 2004 annual meeting.  The Board proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly elected and qualified:  Robert E. Aikman, Charles L. Blackburn, Anthony V. Dub, V. Richard Eales, Allen Finkelson, Jonathan S. Linker and John H. Pinkerton.  Each of the nominees has consented to serve if elected.  If any one of them becomes unavailable to serve as a director, the Board may designate a substitute nominee.  In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.  The Board does not presently contemplate that any of the nominees will become unavailable for election.

Information Concerning Nominees

          The following table sets forth the names of the nominees and certain information with regard to each nominee.  There is no family relationship between any director and executive officer of the Company.

Name	Age	Held Office Since	Current Position

Robert E. Aikman	72	1990	Director

Charles L. Blackburn	76	2003	Chairman of the Board

Anthony V. Dub	54	1995	Director

V. Richard Eales	68	2001	Director

Allen Finkelson	57	1994	Director

Jonathan S. Linker	55	2002	Director

John H. Pinkerton	50	1988	President/CEO and Director

          Robert E. Aikman became a director in 1990.  Mr. Aikman has more than 50 years experience in oil and gas exploration and production throughout the United States and Canada.  From 1984 to 1994, he was Chairman of the Board of Energy Resources Corporation.  From 1979 through 1984, he was the President and principal stockholder of Aikman Petroleum, Inc. From 1971 to 1977, he was President of Dorchester Exploration Inc. and from 1971 to 1980, he was a director and a member of the Executive Committee of Dorchester Gas Corporation.  Since 1998, Mr. Aikman has been Chairman of WhamTech, Inc, an information technology company, and is also President of The Hawthorne Company, an entity which organizes joint ventures and provides advisory services for the acquisition of oil and gas properties and the restructuring, reorganization and/or sale of oil and gas companies.  In addition, Mr. Aikman is a director of the Panhandle Producers and Royalty Owners Association and a member of the Independent Petroleum Association of America and American Association of Petroleum Landmen.  Mr. Aikman received a Bachelor of Arts/Sciences from the University of Oklahoma.

          Charles L. Blackburn, was elected as a director in April 2003 and appointed as the non-executive Chairman of the Board.  Mr. Blackburn has been retired since 1995.  Mr. Blackburn has more than 50 years experience in oil and gas exploration and production serving in several senior executive and board positions.  Previously, he served as Chairman and Chief Executive Officer of Maxus Energy Corporation from 1987 until that company’s sale to YPF Socieded Anonima in 1995.  Maxus was the oil and gas producer which remained after Diamond Shamrock Corporation’s spin-off of its refining and marketing operations.  Prior to serving at Maxus, he had served as President of Diamond Shamrock’s exploration and production subsidiary.  From 1952 through 1986, Mr. Blackburn was with Shell Oil Company, serving as its Executive Vice President and Director of Exploration and Production for the final ten years of that period.  Mr. Blackburn has previously served on the Boards of Anderson Clayton and Co. (1978-1986), King Ranch Corp. (1987-1988), Penrod Drilling Co. (1988-1991), Landmark Graphics Corp. (1992-1996), and Lone Star Technologies, Inc. (1991-2001).  Currently, Mr. Blackburn is a director of Sepradyne, an environmental cleanup company, and serves as an advisory director to the oil and gas loan committee of Guaranty Bank.  Mr. Blackburn received his Bachelor of Science degree in Engineering Physics from the University of Oklahoma.

          Anthony V. Dub became a director in 1995.  Mr. Dub is Chairman of Indigo Capital, LLC, a financial advisory firm based in New York.  Prior to forming Indigo Capital in 1997, he served as an officer of Credit Suisse First Boston.  Mr. Dub joined CSFB in 1971 and was named a Managing Director in 1981.  Mr. Dub led a number of departments during his 27 year career at CSFB including the Investment Banking Department.  Mr. Dub is also Vice Chairman and a director of Capital IQ, Inc., the leader in helping organizations capitalize on synergistic integration of market intelligence, institutional knowledge and relationships.  Capital IQ, Inc. provides solutions to investment banks, investment managers, private equity funds, corporations and professional service providers.  Mr. Dub received a Bachelor of Arts, magna cum laude, from Princeton University.

          V. Richard Eales became a director in 2001.  Mr. Eales has over 35 years of experience in the energy, high technology and financial industries.  He is currently retired, having been a financial consultant serving energy and information technology businesses from 1999 through 2002.  Mr. Eales was employed by Union Pacific Resources Group Inc. from 1991 to 1999 serving as Executive Vice President from 1995 through 1999.  Prior to 1991, Mr. Eales served in various financial capacities with Butcher & Singer and Janney Montgomery Scott, investment banking firms, as CFO of Novell, Inc., a technology company, and in the treasury department of Mobil Oil Corporation.  Mr. Eales received his Bachelor of Chemical Engineering from Cornell University and his Masters in Business Administration from Stanford University.

          Allen Finkelson became a director in 1994.  Mr. Finkelson has been a partner at Cravath, Swaine & Moore since 1977, with the exception of the period 1983 through 1985, when he was a managing director of Lehman Brothers Kuhn Loeb

Incorporated.  Mr. Finkelson joined Cravath, Swaine & Moore in 1971.  Mr. Finkelson earned a Bachelor of Arts from St. Lawrence University and a J.D. from Columbia University School of Law.

          Jonathan S. Linker became a director in 2002.  Mr. Linker previously served as a director of the Company from August 1998 until October 2000.  He has been active in the energy business since 1972.  Mr. Linker began working with First Reserve Corporation, in 1988 and was a Managing Director of the firm from 1996 until July 2001.  Mr. Linker is currently an energy consultant.  Mr. Linker has been President and a director of IDC Energy Corporation since 1987, a director and officer of Sunset Production Corporation since 1991 serving currently as Chairman, and Manager of Shelby Resources Inc., a small, privately-owned exploration and production company.  He is a director and serves as chair of the audit committee of First Wave Marine, Inc. a private company providing shipyard and related services in the Houston-Galveston area.  Mr. Linker received a Bachelor of Arts in Geology from Amherst College, a Masters in Geology from Harvard University and a MBA from Harvard University’s Graduate School of Business Administration.

          John H. Pinkerton, President, Chief Executive Officer and a director, became a director in 1988.  He joined the Company, as President in 1990 and was appointed Chief Executive Officer in 1992.  Previously, Mr. Pinkerton was Senior Vice President of Snyder Oil Corporation, or SOCO.  Prior to joining SOCO in 1980, Mr. Pinkerton was with Arthur Andersen & Co.  Mr. Pinkerton received his Bachelor of Arts in Business Administration from Texas Christian University and his Master of Arts in Business Administration from the University of Texas.

Required Vote and Recommendation

          The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.  A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

          The Board of Directors recommends a vote FOR the election of each of the nominees.

EXECUTIVE OFFICERS

          Information regarding the executive officers of the Company as of April 2, 2004 is summarized below:

Name	Age	Officer Since	Position

John H. Pinkerton	50	1990	President and Chief Executive Officer

Jeffrey L. Ventura	46	2003	Executive Vice President – Chief Operating Officer

Roger S. Manny	46	2003	Senior Vice President and Chief Financial Officer

Herbert A. Newhouse	59	1998	Senior Vice President – Gulf Coast

Chad L. Stephens	49	1990	Senior Vice President – Corporate Development

Rodney L. Waller	54	1999	Senior Vice President and Secretary

          Officers are appointed annually to hold their respective offices by the Board of Directors at the Board’s meeting held in conjunction with the Annual Meeting of Stockholders in May of each year.  For Mr. Pinkerton’s biographical information, see “Election of Directors - Information Concerning Nominees” above.

          Jeffrey L. Ventura, Executive Vice President - Chief Operating Officer, joined the Company in July 2003.  Previously, Mr. Ventura served as President and Chief Operating Officer of Matador Petroleum Corporation which he joined in 1997.  Prior to 1997, Mr. Ventura spent eight years at Maxus Energy Corporation where he managed various engineering, exploration and development operations and was responsible for coordination of engineering technology.  Previously, Mr. Ventura was with Tenneco, where he held various engineering and operating positions.  Mr. Ventura holds a Bachelor of Science degree in Petroleum and Natural Gas Engineering from the Pennsylvania State University.

          Roger S. Manny, Senior Vice President and Chief Financial Officer, joined the Company in October 2003.  Previously, Mr. Manny served as Executive Vice President and Chief Financial Officer of Matador Petroleum Corporation since 1998.  Prior to 1998, Mr. Manny spent 18 years at Bank of America and its predecessors where he served as Senior Vice President in the energy group.  Mr. Manny holds a Bachelor of Business Administration degree from the University of Houston and a Masters of Business Administration from Houston Baptist University.

          Herbert A. Newhouse, Senior Vice President – Gulf Coast, joined the Company in 1998.  Mr. Newhouse had held the position of Senior Vice President – Gulf Coast since joining the Company.  Prior to joining Range, Mr. Newhouse served as Executive Vice President of Domain Energy Corporation and as a Vice President of Tenneco Ventures Corporation.  Mr. Newhouse was an employee of Tenneco for over 17 years and has over 30 years of operational and managerial experience in the oil industry.  Mr. Newhouse received a Bachelor of Science in Chemical Engineering from Ohio State University.

          Chad L. Stephens, Senior Vice President – Corporate Development, joined the Company in 1990.  Prior to 2002, Mr. Stephens held the position of Senior Vice President-Southwest.  Previously, Mr. Stephens was with Duer Wagner & Co., an independent oil and gas producer for approximately two years.  Prior to that, Mr. Stephens was an independent oil operator in Midland, Texas for four years.  From 1979 to 1984, Mr. Stephens was with Cities Service Company and HNG Oil Company.  Mr. Stephens received a Bachelor of Arts in Finance and Land Management from the University of Texas.

          Rodney L. Waller, Senior Vice President and Corporate Secretary, joined the Company in 1999.  Since joining the Company, Mr. Waller has held the position of Senior Vice President and Corporate Secretary.  Previously, Mr. Waller was Senior Vice President of SOCO, now part of Devon Energy Corporation.  Before joining SOCO, Mr. Waller was with Arthur Andersen.  Mr. Waller is a certified public accountant and petroleum land man.  Mr. Waller received a Bachelor of Arts degree in Accounting from Harding University.

EXECUTIVE COMPENSATION

          The following table summarizes the total compensation awarded to, earned or paid by the Company to the Chief Executive Officer of the Company and the four most highly compensated executive officers who were serving as executive officers at the end of the Company’s last completed fiscal year for services rendered in all capacities during the years ended December 31, 2003, 2002 and 2001.  In this Proxy Statement, these individuals are referred to as “Named Executive Officers.”

Summary Compensation Table

		Annual Compensation			Long-term Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)		Restricted Stock Awards ($)		Securities Underlying Options (#)	All Other Compensation ($)(a)

John H. Pinkerton	2003	$358,462	$400,000	(c)	$106,200	(d)	175,000	$54,286
President & CEO	2002	363,462	271,000	(e)	-		175,000	135,860
	2001	347,519	260,000		-		60,000	55,340

Jeffrey L. Ventura (b)	2003	108,462	120,000	(c)	200,800	(d)(f)	100,000	19,080
Executive Vice President – COO

Herbert A. Newhouse	2003	178,258	65,000		35,400	(d)	52,800	16,692
Senior Vice President –	2002	175,462	49,000	(e)	-		52,800	15,694
Gulf Coast	2001	171,359	80,000	(g)	-		30,000	15,340

Chad L. Stephens	2003	169,731	100,000	(c)	35,400	(d)	49,600	40,184
Senior Vice President –	2002	164,962	60,000	(e)	-		49,600	38,467
Corporate Development	2001	160,892	54,333	(g)	-		30,000	27,606

Rodney L. Waller	2003	176,664	125,000	(c)	35,400	(d)	50,700	44,299
Senior Vice President	2002	174,808	88,000	(e)	-		50,700	49,200
	2001	163,875	88,000	(g)	-		30,000	60,560

(a)

Represents the Company’s contribution to the 401(k) and deferred compensation plans in the form of common stock valued at 100% of the stock’s fair market value at the time of the transactions along with the value, if any, attributable to participation in the Stock Purchase Plan.

(b)	Mr. Ventura joined the Company in July 2003.

(c)

Officer bonuses for 2003 were paid 75% in cash and 25% placed in each officer’s deferred compensation account either in restricted common stock or cash at each officer’s election.  The 25% deferred portion of the bonus will vest January 2, 2005.  If elected by the officer, restricted stock was valued at $10.48 per share, 100% of the common stock’s fair market value at the time approved by the Compensation Committee.

	Paid in Cash	Paid in Stock	Number of Shares

John H. Pinkerton	$300,000	$100,000	9,541
Jeffrey L. Ventura	90,000	30,000	2,862
Chad L. Stephens	75,000	25,000	2,385
Rodney L. Waller	93,750	31,250	2,981

(d)

The Compensation Committee awarded restricted stock grants to officers on September 24, 2003.  Such shares were valued at $7.08 per share, 100% of the fair market value of the common stock.  Such restricted shares were placed in each officer’s deferred compensation account subject to vesting over a three-year period at 30% after the first year, 60% after the second year and 100% after three years.  The following restricted stock awards were granted to the Named Executives – John H. Pinkerton, 15,000 shares; Jeffrey L. Ventura, 10,000 shares; Herbert A. Newhouse, 5,000 shares, Chad L. Stephens, 5,000 shares and Rodney L. Waller, 5,000 shares.

(e)

Officer bonuses for 2002 were paid 75% in cash and 25% in restricted common stock of the Company placed in each officer’s deferred compensation account.  The 25% deferred portion of the bonus was subject to delayed vesting until January 2, 2004.  The restricted stock was valued at $5.83 per share, 100% of the common stock’s fair market value at the time approved by the Compensation Committee.

	Paid in Cash	Paid in Stock	Number of Shares

John H. Pinkerton	$203,250	$67,750	11,621
Herbert A. Newhouse	36,750	12,250	2,101
Chad L. Stephens	45,000	15,000	2,573
Rodney L. Waller	62,250	20,750	3,559

(f)

Mr. Ventura was awarded 20,000 restricted common shares upon his employment in July 2003.  Such shares were placed in his deferred compensation plan account and are vested equally over a three-year period.  Such shares were valued at $6.50 per share, 100% of the then fair market value of the common stock.

(g)

Certain officer bonuses for 2001 were paid in cash and restricted common stock placed in the officer’s deferred compensation account.  The restricted stock portion of the bonus was subject to delayed vesting until January 2, 2003.  The restricted stock was valued at $5.19 per share, 100% of the common stock’s fair market value at the time approved by the Compensation Committee.

	Paid in Cash	Paid in Stock	Number of Shares

Herbert A. Newhouse	$40,000	$40,000	9,029
Chad L. Stephens	27,000	27,333	6,170
Rodney L. Waller	40,000	40,000	9,029

Stock Option Grants and Exercises

          The following table reflects the stock options granted to the Named Executive Officers for the year ended December 31, 2003.  The stock options are granted at the market price of the common stock on the date of grant with a term of five years and vest 30% after one year, 60% after two years and fully vest on the third anniversary of the grant.  No stock appreciation rights have been granted.

Stock Options Granted in 2003

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (a)
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date

Name					5%	10%

John H. Pinkerton	175,000	10.7%	$5.83	2/12/08	$281,876	$622,873
Jeffrey L. Ventura	100,000	6.1%	6.50	7/14/08	179,583	396,832
Herbert A. Newhouse	52,800	3.2%	5.83	2/12/08	85,046	187,930
Chad L. Stephens	49,600	3.0%	5.83	2/12/08	79,892	176,540
Rodney L. Waller	50,700	3.1%	5.83	2/12/08	81,664	180,455

(a)

The Securities and Exchange Commission prescribes the annual rates of stock price appreciation used in showing the potential realizable value of stock option grants.  Actual realized value of the options may be significantly greater or less than that assumed.

          The following table reflects the stock options exercised during 2003 and the stock options held by the Named Executive Officers as of December 31, 2003.  The value of “in-the-money” options represents the spread between the exercise price of the stock options and the year-end common stock price of $9.45.

Option Exercises in 2003 and Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Year-End 2003 (Exercisable (E)/ Unexercisable (U)) (#)		Value of Unexercised In-the-Money Options at Year-End 2003 (Exercisable (E)/ Unexercisable(U)) ($)

John H. Pinkerton	-	$-	191,250	(E)	$1,161,937	(E)
			351,250	(U)	$1,497,600	(U)

Jeffrey L. Ventura	-	$-	100,000	(U)	$295,000	(U)
			-	(E)	$-	(E)

Herbert A. Newhouse	53,750	$247,772	122,419	(E)	$599,637	(E)
			114,010	(U)	$505,639	(U)

Chad L. Stephens	29,063	$122,006	50,630	(E)	$287,696	(E)
			108,570	(U)	$483,499	(U)

Rodney L. Waller	-	$-	110,960	(E)	$537,205	(E)
			110,440	(U)	$491,110	(U)

Employment and Change in Control Agreements

          There are no employment agreements currently in effect between the Company and any Named Executive Officer.  The Company has agreed to pay the Named Executive Officers the following salaries effective March 1, 2004: John H. Pinkerton - $375,000, Jeffrey L. Ventura - $240,000, Herbert A. Newhouse - $183,000, Chad L. Stephens - $175,000 and Rodney L. Waller - $180,000.

          In 1997, the Board adopted a change in control plan pursuant to which officers and certain key employees (the “Management Group”) may be entitled to receive certain payments and benefits if there is a change in control and a member of the Management Group is terminated or demoted.  All other employees (the “Employee Group”) may be entitled to receive more limited payments and benefits under similar conditions.  Upon a change in control all non-vested securities automatically vest.  If any person in the Management Group is (i) terminated within one year of a change in control or (ii) if their responsibilities or compensation is materially altered within one year of such change of control, they will receive a lump sum payment (the “Management Payment”) equal to (i) their total annual salary and benefits, plus (ii) the average of their past two annual bonuses.  If any person in the Employee Group is terminated within one year of a change in control, they will receive a lump sum payment (the “Employee Payment”) equal to (i) six months of their total annual salary and benefits, plus (ii) one-half of the average of their past two annual bonuses.  The amount of a Management Payment or an Employee Payment is reduced if an employee has been with the Company for less than three years.  An employee would receive one-third of the payment if they have been employed by the Company for less than two years and two-thirds of the payment if they have been employed between two and three years.

          As a part of Mr. Ventura’s employment, the Board approved a modification to the existing change in control plan to provide that if a change in control occurred, Mr. Ventura would be paid two times his annual salary and the average of his last two annual bonuses regardless of the length of employment.

Former Chairman’s Compensation and Consulting Agreement

          Mr. Thomas J. Edelman, former Chairman of the Board from 1988 to May 2003, still serves as a consultant to the Company under a consulting arrangement expiring in May 2006.  Mr. Edelman elected not to stand for reelection to the Board at the 2003 annual meeting due to his serving as Chairman of the Board of Patina Oil & Gas Corporation.

          In recognition of Mr. Edelman’s work on behalf of the Company in 2003, the Board of Directors, on the recommendation of the Compensation Committee, agreed to contribute 93,000 shares of restricted common stock of the Company into Mr. Edelman’s deferred compensation account upon his resignation at the 2003 annual meeting.  In addition, the Board, on the recommendation of the Compensation Committee, fully vested Mr. Edelman’s stock options and other benefits and allowed him to continue to hold his existing options for their full original term.

          Under the terms of Mr. Edelman’s consulting agreement, he committed within certain limits to make himself available to assist Range for three years.  During the term, he will provide advice to the Board and officers of the Company on specific matters as requested with a principal focus on corporate strategy, management structure, capital allocation, risk management, financial strategy, hedging and stockholder communications.  In no event will Mr. Edelman be asked to speak for or represent the Company in any public forum nor will he assume decision-making responsibility on any corporate matter or be delegated signing authority.  If Mr. Edelman becomes aware of any actual or potential conflict of interest between his other corporate responsibilities and his advisory work at Range, he will promptly inform the Board, recuse himself from any discussion of a matter or matters involving a potential conflict of interest or any matter with respect to which the Company and any other company of which he is a director or officer are in competition and will not seek or knowingly accept any confidential information, the possession of which would require his recusal.  Range will limit its call on Mr. Edelman’s time to no more than an average of 20 hours per week in any calendar quarter.  In consideration for entering into the consulting agreement, Mr. Edelman will receive $50,000 a month, payable in cash, and will be entitled to direct the Company to pay up to $2,500 per month for secretarial services during the term of the consulting agreement.  Pursuant to a prior agreement, the Company will continue to pay $6,000 a month in rent on Mr. Edelman’s New York office until the lease expires in mid-2007.

          Finally, during the term of the Agreement, the Board may make a written request for Mr. Edelman to provide advice or assistance with respect to an issuance of public securities by the Company or its affiliates or any contemplated merger or acquisition transaction.  If asked, Mr. Edelman will attempt to provide assistance for such additional fees and under such terms as the parties may at the time mutually agree.  In this regard and all other aspects of his work for Range, Mr. Edelman will receive reimbursement for all reasonable out-of-pocket expenses and indemnification.

          In accordance with Item 402(a)(3)(iii) of Regulation S-K of the SEC regulations, the following compensation disclosures are made since Mr. Edelman was one of the five most highly compensated executive officers of the Company in 2003 but was not serving in such capacity at the end of the fiscal year.  Mr. Edelman resigned as an officer and director of the Company in May 2003.  Such amounts do not reflect payments made under his continuing three-year consulting agreement.

Summary Compensation Table

		Annual Compensation			Long-term Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)		Restricted Stock Awards ($)	Securities Underlying Options (#)	All Other Compensation ($) (d)

Thomas J. Edelman	2003	144,712	522,660	(a)	-	250,000	37,115
Former Chairman	2002	350,000	800,000	(b)	-	250,000	133,860
	2001	347,519	800,000	(c)	-	60,000	130,465

(a)

Mr. Edelman was awarded 93,000 shares of restricted common stock as a bonus for 2003 by the Compensation Committee.  Such shares were placed in his deferred compensation account valued at $5.62 per share, 100% of the fair market value of the common stock at the time of the transaction.

(b)

The Compensation Committee awarded 137,221 shares of restricted common stock for Mr. Edelman’s 2002 bonus and placed the shares in his deferred compensation account subject to delayed vesting until January 2, 2004.  Vesting was accelerated by the Compensation Committee to May 21, 2003 when Mr. Edelman resigned as an officer.  The restricted stock was valued at $5.83 per share, 100% of the common stock’s fair market value at the time of the transaction.

(c)

Mr. Edelman’s 2001 bonus was fully paid in 154,143 shares of restricted common stock and placed in his deferred compensation account subject to delayed vesting until January 2, 2003.  The restricted stock was valued at $5.19 per share, 100% of the common stock’s fair market value at the time of the transaction.

(d)

Represents the Company’s contribution to the 401(k) and deferred compensation plans in the form of common stock valued at 100% of the stock’s fair market value at the time of the transactions along with the value, if any, attributable to participation in the Stock Purchase Plan.

          The following table reflects the stock options granted to Mr. Edelman for the year ended December 31, 2003.  The stock options were granted at the market price of the common stock on February 12, 2003 with a term of five years and were scheduled to vest 30% after one year, 60% after two years and fully vest on the third anniversary of the grant.  Such options along with all other stock options granted in prior years were fully vested by the Compensation Committee on May 21, 2003 when Mr. Edelman resigned as an officer and director of the Company.

Stock Options Granted in 2003

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (a)
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date

Name					5%	10%

Thomas J. Edelman	250,000	15.3%	$5.83	2/12/08	$402,680	$889,818

(a)

The Securities and Exchange Commission prescribes the annual rates of stock price appreciation used in showing the potential realizable value of stock option grants.  Actual realized value of the options may be significantly greater or less than that assumed.

          The following table reflects the stock options exercised during 2003 and the stock options held by Mr. Edelman as of December 31, 2003.  The value of “in-the-money” options represents the spread between the exercise price of the stock options and the year-end common stock price of $9.45.

Option Exercises in 2003 and Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Year-End 2003 (Exercisable (E)/ Unexercisable (U)) (#)		Value of Unexercised In-the-Money Options at Year-End 2003 (Exercisable (E)/ Unexercisable(U)) ($)

Thomas J. Edelman	103,635	$291,696	555,733	(E)	$2,339,687	(E)
			-	(U)	$-	(U)

REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Directors has responsibility for overseeing all compensation arrangements affecting executive officers.  The Committee’s duties include reviewing and approving officers’ salaries, setting incentive compensation and bonus targets and administering the bonus, incentive compensation and stock option plans.  The Committee advises and consults with management regarding benefits and significant compensation policies and practices.  This Committee also considers nominations of candidates for officer positions.

General Compensation Philosophy

          The Compensation Committee believes that executive officers’ salaries and overall compensation should be competitive with similar oil and gas companies after taking into account an executive’s performance.  The Committee uses stock options and other equity-based incentives to help retain and motivate employees with the goal of improving long-term performance and aligning employee’s interests with those of the stockholders.

Components of Compensation

          The key elements of executive compensation are salary, bonus, stock options and restricted stock awards.  In determining each component of compensation, the Compensation Committee considers an executive’s total compensation package, recommendations of the Company’s President, and other objective and subjective criteria that the Committee deems appropriate.

Salaries

          The Compensation Committee reviews the salary of each executive annually and makes adjustments when the Committee thinks they are appropriate.  The Committee considers each executive’s responsibilities, specific experience and performance, compensation practices of similarly situated companies and the executive’s overall contribution to the Company.

Bonuses

          Executive bonuses are discretionary and based on each executive’s specific performance during the year taken in context of the Company’s overall performance.

Stock Options

          The Board of Directors adopted the 1999 Stock Option Plan, which was approved by the stockholders at the 1999 Annual Meeting.  Employees and directors may receive awards under the Stock Option Plan.  The Compensation Committee uses the Stock Option Plan to help attract, motivate and retain personnel and to reward them for contributions to the

Company.  The Compensation Committee administers the Stock Option Plan in full compliance with Rule 16b-(3) under the Securities Exchange Act of 1934.  The Compensation Committee determines the incentive awards granted to each participant and the terms, conditions and limitations applicable to each award.  During 2002 after a review of twenty-two exploration and production companies with market capitalizations of $600 million and below, the Compensation Committee determined that the Company had not granted stock options in the same proportion as other peer companies as part of its compensation arrangements.  Therefore, greater awards were made to the executives beginning in 2002 along with other officers and key personnel.

Section 162 of the Internal Revenue Code

          The Company attempts to take all proper tax deductions while maintaining the ability to pay compensation which is deemed to be in the Company’s interest, but which may not be deductible.  Section 162 of the Internal Revenue Code generally imposes a $1 million per person annual limit on the amount of compensation paid to its officers unless the compensation is performance based.

Compensation of the President and CEO

          The Compensation Committee considered the Company’s overall performance as well as the individual contributions of the President and CEO in determining his 2003 bonus and reviewing his salary.  The Committee noted a number of achievements in 2003.  The Company’s proved reserves grew 18% reaching 685 Bcfe.  Drilling replaced 130% of production.  A reactivated acquisition effort led to $95 million of purchases in core areas at a cost of $1.06 per mcfe.  Total reserve replacement reached 286% and reserves were added at an all-in cost of $1.25 per mcfe.  Based upon current future prices, capital expenditures during the year should yield a compound annual rate of return of over 40%.  Production increased year over year by 6%.  Net income increased 37% to $35 million as fully diluted earnings per share rose to $0.61.  Debt was reduced by another $10 million down to $358 million.

          In light of these and other factors, Mr. Pinkerton was awarded a $400,000 bonus of which 25% was in the form of 9,541 shares of restricted common stock.  Mr. Pinkerton’s bonus was awarded in recognition of his role in the numerous improvements made in the Company’s performance during the year in production growth, reserve replacement, with the Company’s improved capital structure, finding and development cost and increases in cash flow and earnings.  Mr. Pinkerton’s salary was increased to $375,000.  Mr. Pinkerton was granted 175,000 options with a $10.48 exercise price under the Stock Option Plan on February 12, 2004.

          Decisions on the bonuses and salary increases for other executives were influenced by the Company’s overall performance as well as the performance of the individual executive and his or her success in attaining performance goals.  Additional stock options granted to executive officers by the Committee over the amounts granted in prior years was to (i) align executive compensation with the same interests as the stockholders, (ii) place more of the executive’s compensation in the form of incentive compensation, and (iii) increase the incentive portion of compensation in alignment with other peer companies.

          Each of the members of the Compensation Committee is independent within the meaning of the Company’s Corporate Governance Guidelines and the listing standards of the New York Stock Exchange.

          This report has been furnished by the members of the Compensation Committee.

Robert E. Aikman, Chair
Charles L. Blackburn
Allen Finkelson

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

          The Compensation Committee of the Board of Directors, during the last fiscal year ended December 31, 2003, consisted of Messrs. Aikman, Blackburn and Finkelson.  During the last fiscal year, there were no compensation committee interlocks or insider participation.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

          The following graph is included in accordance with the SEC’s executive compensation disclosure rules.  This historic stock price performance is not necessarily indicative of future stock performance.  The graph compares the change in the cumulative total return of the common stock, the Dow Jones Secondary Oils Index, and the S&P 500 Index for the five years ended December 31, 2003.  The graph assumes that $100 was invested in the Company’s common stock and each index on December 31, 1998.

	1998	1999	2000	2001	2002	2003

Range Resources Corporation	$100	$93	$200	$132	$157	$275
DJ Secondary Oils	100	111	94	86	86	112
S&P 500	100	120	107	93	72	90

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee of the Board of Directors is responsible for the engagement of the Company’s independent public accountants, monitoring the integrity of the Company’s consolidated financial statements, its system of internal controls and the independence and performance of its independent auditors.  This Committee also reviews the scope of the audit coverage, the annual financial statements and such other matters with respect to the accounting, auditing and financial reporting practices and procedures as it may find appropriate or as have been brought to its attention.  The Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors.  The Board, in its business judgment, has determined that all members of the Committee are “independent” as required by the NYSE.  Mr. V. Richard Eales was designated as the “audit committee financial expert” primarily due to, but not solely, his prior experience with public reporting companies.

          Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles.  The Company’s independent auditors for 2003, Ernst & Young LLP, are responsible for performing an audit of the consolidated financial statements in accordance with generally accepted auditing standards.

          The Committee held 13 meetings during 2003, ten of which were telephonic meetings.  The meetings involved the discussion of the audited consolidated financial statements of the year ended December 31, 2002, the selection of Ernst & Young as new auditors, discussion of the 2003 quarterly consolidated financial statements of the Company and various aspects of the Company’s internal controls and financial reporting.  The meetings were also designed to facilitate and encourage communication and gain a better understanding of the issues involved in the preparation of the financial statements between the Committee, management and Ernst & Young.  We discussed with the auditors the overall scope and plans for their audit.  We met with the auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls.  We have reviewed and discussed the audited consolidated financial statements for the year-ended December 31, 2003 with management and Ernst & Young.  We also discussed with the auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.  The auditors provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and we discussed with them their independence from the Company.  When considering Ernst & Young’s independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the consolidated financial statements was compatible with maintaining their independence.  We also reviewed, among other things, the amount of fees paid to Ernst & Young for audit, tax and non-audit services.

          Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities discussed in this report and in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year-ended December 31, 2003, be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

          The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence.  Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Range Resources Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Ernst & Young is in fact “independent.”

          This report has been furnished by the members of the Audit Committee.

Anthony V. Dub, Chair
V. Richard Eales
Jonathan S. Linker

Independent Accountants

          The Audit Committee of the Board of Directors of the Company approved the dismissal of KPMG LLP as its independent auditors on March 26, 2003.  The Company notified KPMG of its dismissal on March 26, 2003 and such dismissal became effective on March 26, 2003.  On March 26, 2003, the Audit Committee approved the engagement of Ernst & Young, LLP as its independent auditors for the year ended December 31, 2003.  Ernst & Young accepted its appointment as the Company’s independent auditors on April 1, 2003.  During the two years ended December 31, 2001 and 2002 and the subsequent interim period through March 26, 2003:  (i) KPMG’s report on the consolidated financial statements of the Company have not contained an adverse opinion or disclaimer of opinion, and have not been qualified or modified as to uncertainty, audit scope or accounting principles; and (ii) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports.

          Both the Company and Great Lakes had their financial statements audited by the same independent public accounting firm, Ernst & Young LLP, during the fiscal year ended December 31, 2003.  As in past years, it is not the Company’s practice to have the stockholders approve a recommendation for independent public accountants since such approval is not required by the SEC and is a direct responsibility of the Audit Committee, the members of which are all independent outside directors.

          Representatives of Ernst & Young LLP are expected to be present at the meeting.  Ernst & Young  representatives will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions at the meeting.

Audit Fees

          The Company’s principal accountant for 2003 was Ernst & Young LLP and for 2002 was KPMG LLP as described above.  The fees billed to the Company by Ernst & Young LLP and KPMG LLP are shown in the table below.  Such fees include Range’s pro rata part of fees charged to the Company’s 50% interest in Great Lakes Energy Partners, L.L.C.

	Year Ended December 31,

	2003		2002

	E&Y	KPMG	E&Y	KPMG

Audit fees	$336,846	$84,073	$60,248	$162,100
Audit-related fees	5,664	-	-	225,250
Tax fees	108,428	-	16,170	83,765
All other fees	-	-	-	-

	$450,938	$84,073	$76,418	$471,115

          Audit fees consists of fees billed for professional services rendered for the audit of the Company’s financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings.

          Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  These services include accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.  The $225,250 of fees shown in 2002 for KPMG related to the re-audit of the Company’s 1999 through 2001 financial statements.

          Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include tax assistance regarding federal and state compliance, tax audit defense, mergers and acquisitions.  The current year includes charges relating to a deferred tax reconciliation project.

          All other fees consist of fees for products and services other than services reported above.

Pre-Approval Policy and Procedures

          The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or to the extent permitted by law, non-audit services) the Company’s independent auditor provides.  All audit, audit-related and tax services rendered by Ernst & Young in 2003 were approved by the Audit Committee before Ernst & Young was engaged for such services.  No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C).  Consultation and approval of such services for 2003 occurred during the regularly scheduled meetings of the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Mr. Edelman, consultant to the Company, also serves as an executive officer, director and is a major stockholder of Patina Oil & Gas Corporation, a publicly traded independent oil company headquartered in Denver, Colorado.  In addition, Mr. Edelman is Chairman of Bear Cub Investments, LLC, a privately held marketer of natural gas liquids and other petroleum products also headquartered in Denver.  The Company, Patina and Bear Cub have never had any business dealings and have never held interests in any of the same properties or operations.

PROPOSAL 2 -- APPROVAL OF THE COMPANY’S
2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

General

          The Board of Directors has recommended, subject to stockholder approval, the adoption of the Range Resources Corporation 2004 Non-Employee Director Stock Option Plan (the “Plan”).  The material features of the Plan are described below.  The maximum number of shares of common stock (the “Shares”) that may be subject to outstanding options under the proposed Plan is 300,000 shares.  The Plan provides for the grant of options to any member of the Board of Directors whose services are deemed to be of potential benefit to the Company.  Options granted under the Plan should be eligible for full income tax deductions to the Company for compensation expense relating to the exercise of such options.

          The Board believes that the Plan will be of benefit to the Company by authorizing the grant of options to purchase Shares that can be used to attract, retain and reward high quality members of the Board of Directors.

Proposed Adoption of the Plan - General

          The proposed Plan will allow the Board of Directors to designate a committee (the “Committee”) composed of outside directors to grant non-qualified stock options.  Under the proposed Plan, options may be granted to non-employee members of the Board of Directors.  The Plan also provides for the Committee to permit in its discretion certain transfers of options.

Description of the Plan

          The description of the proposed Plan set forth below is a summary of the principal features of the proposed Plan.  This summary, however, does not purport to be a complete description of all of the provisions of the proposed Plan.  The description is qualified in its entirety by reference to the proposed Plan, a copy of which is attached as Exhibit B and incorporated by this reference.

          Administration of the Plan.  The Plan will be administered, except to the extent the Board of Directors elects otherwise, by the Committee, which will be composed of two or more directors designated by the Board of Directors who are “non-employee directors” within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934 (the “Exchange Act”).

          Unless otherwise specified by the Board of Directors, the Committee will have full and final authority to administer the Plan in the manner that it determines, from time to time, is in the best interests of the Company.  This includes the authority to grant stock options under the Plan, construe and interpret the Plan, determine the number and other terms and conditions of, and all other matters relating to options, to delegate duties with respect to the Plan, to terminate, modify, or amend the Plan to the extent ratified by the Board of Directors, and to execute all other responsibilities permitted or required under the Plan.  Except for the limitation described below on the total number of Shares that may be issued to all persons under the Plan, the Plan does not specify limits as to the total of amounts that may be paid to any one recipient or to all recipients pursuant to options under the Plan.

          Shares Subject to the Plan.  The total number of Shares reserved and available for delivery in connection with options under the Plan, subject to adjustments for Share splits and other similar transactions, will be 300,000 shares. As of March 31, 2004, the mean of the high and low sales prices of a Share as reported on the New York Stock Exchange Composite Tape was $12.07.  If Shares subject to any option are not issued or transferred, or cease to be issuable or transferable for any reason, including (but not exclusively) because an option is forfeited, terminated, expires unexercised, or is settled in cash in lieu of Shares or is exchanged for other options, the Shares that were subject to that option shall again be available for issue, transfer or exercise pursuant to options under the Plan to the extent of such forfeiture, termination, expiration, settlement or exchange.  The Shares sold pursuant to the Plan may be authorized but unissued Shares, Shares held in the treasury of the Company or Shares that have been reacquired by the Company.  There are no fees, commissions or other charges applicable to a purchase of Shares under the Plan.

          The number and kind of Shares to be delivered or used for measurement under the Plan may be subject to adjustment for stock splits, stock dividends, recapitalizations, mergers and other changes affecting the capital stock of the Company.

          Eligibility.  Any non-employee member of the Board of Directors whose services are deemed of potential benefit to the Company is eligible to participate in the Plan.  As of March 31, 2004, it is estimated that approximately six persons will be eligible to participate in the proposed Plan.

          Terms and Conditions of Stock Options.  The proposed Plan authorizes grants of non-qualified stock options to non-employee members of the Board of Directors.  The exercise price of each stock option granted under the Plan shall be stated in the agreement governing such stock option and must not be less than the fair market value of the Shares subject to the option as of the date of grant.

          The Committee may impose upon the exercise of any option such additional terms and conditions as the Committee will determine, including terms requiring forfeiture of options in the event of termination of service as a member of the Board of Directors and terms permitting an option holder to make elections relating to his or her options.  The Committee will retain full power and discretion to accelerate or waive, at any time, any term or condition of an option that is not mandatory under the Plan.  Options granted under the Plan may, in the discretion of the Committee, be granted either alone, or in addition to, in tandem with, or in exchange for, other options.  The term of each option will be for such period as may be determined by the Committee; provided that in no event will the term of any option exceed a period of ten years.  No option may be granted under the Plan after December 31, 2014.

          Unless permitted by the Committee pursuant to the express terms of an option agreement, options will generally not be transferable other than by will or the laws of descent and distribution.  The Committee may allow for the transfer of options, prior to an option holder’s death, pursuant to a qualified domestic relations order and to certain immediate family members or entities related to an immediate family member even in the absence of a qualified domestic relations order.

          Amendment and Termination.  The Board of Directors may amend or terminate the Plan without the consent of stockholders or eligible persons, except that any amendment to the Plan will be subject to the approval of the Company’s stockholders no later than the annual meeting next following such Board of Directors’ action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted.  The Board of Directors may, in its discretion, submit other changes to the Plan to stockholders for approval.  However, without the consent of an affected option holder, no Board of Directors or stockholder action may materially and adversely affect the rights of such option holder under any previously granted and outstanding option.

          Recapitalization and Reorganization.  The terms of options and the number of Shares authorized for issuance under the Plan will be subject to adjustment in the event that the Company shall subdivide as a whole or shall consolidate as a whole and exercise prices shall be adjusted accordingly.  In the event of a “Change in Control” (as defined in the Plan) and as specified in an option agreement, options may be (i) accelerated and exercisable in full for a limited period of time before or after the Change in Control, after which specified date the options shall terminate; (ii) surrendered to the Company as of a specified date, before or after a Change in Control, in which event the options shall be cancelled by the Committee and the option holder will be paid an amount of cash equal to the excess of the “Change in Control Price” (as defined in the Plan) over the exercise price of the option; (iii) adjusted as the Committee deems appropriate to reflect the Change in Control; or (iv) adjusted so that the option will thereafter cover the number and class of shares of stock or other securities or property to which the holder would have been entitled pursuant to the terms of an agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such event, the holder had been the holder of record of the number of  Shares then covered by the option.

          Section 16(b) Liability.  It is the intent of the Company that the grant of any options to or other transaction by an option recipient who is subject to Section 16(b) of the Exchange Act will be exempt from liability under Section 16(b) pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such option recipient).  Accordingly, if a provision of the Plan or any option agreement does not comply with the requirements of Rule 16b-3 of the Exchange Act, such provision will be deemed amended to the extent necessary to conform to such Rule so that the option recipient avoids liability under Section 16(b) of the Exchange Act.

Federal Income Tax Consequences of Options under the Plan

          Set forth below is a summary of the federal income tax consequences to option recipients and to the Company as a result of the grant and exercise of options under the Plan.  This summary is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and Internal Revenue Service rulings in effect on the date hereof.  This summary does not discuss any potential foreign, state, or local tax consequences.

          Non-Qualified Stock Options.  Option holders will not realize taxable income upon the grant of a non-qualified stock option.  Upon the exercise of a non-qualified stock option, an option holder will recognize ordinary compensation income in an amount equal to the excess of (i) the amount of cash and the fair market value of the Shares received, over (ii) the exercise price paid therefor.  An option holder will generally have a tax basis in any Shares received pursuant to the exercise of a non-qualified stock option that equals the fair market value of such Shares on the date of exercise.  Subject to the discussion under “Tax Code Limitations on Deductibility,” the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

          Tax Code Limitations on Deductibility.  In order for the amounts described above to be deductible by the Company, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.  The ability of the Company to obtain a deduction for future payments under the Plan could also in some circumstances be limited by the golden parachute payment rules of Section 280G of the Internal Revenue Code of 1986, as amended, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation.

Benefits Under the Plan

          The options, if any, that will be granted to eligible persons under the Plan are subject to the discretion of the Committee and, therefore, are not determinable at this time.

Required Vote and Recommendation

          The affirmative vote of a majority of the shares of the Company’s common stock represented at the meeting in person or by proxy and entitled to vote on the proposals at the meeting is required after considering any abstentions.  If the proposed adoption of the Plan is not approved by the stockholders at the Annual Meeting, the Plan will not be adopted and no options will be granted thereunder.  See “Votes Required” and “Broker Non-Votes and Abstentions” for further details on voting procedures.

          The Board of Directors of Range Resources Corporation recommends that you vote FOR the approval of the adoption of the Plan.

PROPOSAL 3 – APPROVAL OF AN AMENDMENT
TO THE COMPANY’S 1999 STOCK OPTION PLAN

Proposed Amendment

          Subject to Stockholder approval, the Board of Directors has approved an amendment to Article V(a) of the 1999 Stock Option Plan (the “Stock Option Plan”) to increase the number of shares of common stock authorized to be issued under the Stock Option Plan by 500,000 shares from 8,750,000 shares to 9,250,000.  A complete copy of the proposed amendment is attached as Exhibit C and a full copy of the current Amended and Restated 1999 Stock Option Plan is attached as Exhibit D.  The statements made in this Proxy Statement regarding the amendment to the Company’s Stock Option Plan should be read in conjunction with and are qualified in their entirety by reference to Exhibits C and D.

Description of the Stock Option Plan

          All employees, directors and consultants of the Company are eligible to receive awards consisting of stock options and stock appreciation rights (collectively the “Incentive Awards”) under the Stock Option Plan.  The Plan does not include restricted stock awards.  The Stock Option Plan is intended as an incentive to attract and help retain key personnel and to reward them for making contributions to the Company.  Currently, an aggregate of 8,750,000 shares of Common Stock may be issued under the Stock Option Plan. Further, solely for Section 162(m) purposes of the Internal Revenue Code, no more than 500,000 shares of common stock may be subject to Incentive Awards granted to any one individual during any calendar year under the Plan.  The preceding numbers may be adjusted upon a reorganization, stock split, recapitalization or other change in the Company’s capital structure.

Administration

          The Compensation Committee of the Board administers the Stock Option Plan.  The Committee complies with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Committee consists of two or more outside directors (within the meaning of Section 162(m) of the Code).  Subject to the provisions of the Stock Option Plan, the Committee is authorized to determine the type or types of Incentive Awards made to each participant and the terms, conditions and limitations applicable to each.  In addition, the Committee has the power to interpret the Stock Option Plan, to adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Stock Option Plan. When granting Incentive Awards, the Committee considers such factors as an individual’s duties and their present and potential contributions to the success of the Company.

Eligibility

          The selection of eligible participants is at the discretion of the Committee. Currently, approximately 150 employees, its outside directors and an undetermined number of consultants would be eligible to participate in the Stock Option Plan.

Termination

          The Stock Option Plan was effective on March 24, 1999.  No further awards may be granted under the Stock Option Plan after ten years, and the Plan will terminate once all Incentive Awards have been satisfied or have expired.  The Board may, however, terminate the Stock Option Plan at any time without prejudice to the holders of any then outstanding Incentive Awards.

Benefits Offered

          An option is the right to purchase a share of Common Stock at a price (the “Exercise Price”) fixed at date of grant.  Options granted pursuant to the Plan may either be “incentive stock options” within the meaning of Section 422 of the Code or options that do not constitute incentive stock options (“non-qualified stock options”).  Options become exercisable on dates established by the Committee (but not more than ten years from date of grant in the case of incentive stock options).  The Exercise Price and the number of options are determined by the Committee but the Exercise Price may not be set at less than fair market value of the Common Stock on the date of grant.  If an incentive stock option is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a subsidiary, the term of the option will not exceed five years, and the Exercise Price will be at least 110% of the fair market value of the Common Stock on date of grant.  The Committee designates whether options are incentive stock options or non-qualified stock options at date of grant.  If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which incentive stock options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares must be non-qualified stock options.  The Exercise Price may, at the discretion of the Committee, be paid in cash, other shares of Common Stock, or by a combination of cash and Common Stock.  The Plan also allows the Committee, to establish procedures pursuant to which a recipient may affect a “cashless” exercise of options through a brokerage firm.  All options are evidenced by written agreements containing provisions consistent with the Plan and such other provisions as the Committee deems appropriate.  No incentive stock option is transferable other than by will or the laws of descent and distribution, and only the employee or his or her guardian or legal representative may exercise any option during the employee’s lifetime.

          Stock appreciation rights are rights to receive, without payment to the Company, cash or shares of Common Stock with a value determined by reference to the difference between the exercise price of the stock appreciation right and the fair market value of the Common Stock at date of exercise.  The exercise price of a stock appreciation right must be determined by the Committee but at no less than the fair market value of the Common Stock on date of grant (or such greater exercise price as may be required in regard to a stock appreciation right granted in connection with an incentive stock option).  A stock appreciation right may be exercised at such times as determined by the Committee.

Transferability of Benefit

          Unless otherwise determined by the Committee, Incentive Awards (other than incentive stock options) are not transferable except by will or by laws of descent and distribution or by a qualified domestic relations order. Incentive stock options may only be transferred by will or the laws of descent and distribution. The Plan provides that stock options and stock appreciation rights may be granted in substitution for stock options held by officers and employees of other corporations who are about to, or who have, become employees of the Company or an affiliate as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or a subsidiary.

Amendment to the Plan

          The Board has the right to amend, modify, suspend or terminate the Plan, except that it may not, (a) amend the Plan to increase the number of shares of Common Stock that may be issued under the Plan or (b) change the class of individuals eligible to receive Incentive Awards, without an affirmative vote of a majority of the votes cast at a Stockholder meeting; provided, further under NYSE rules that the total vote cast at the meeting represents over 50% of all the securities entitled to vote on the proposal.

Change of Control

          The Plan provides that, upon a Change of Control (as hereinafter defined), and except as provided in any Incentive Award agreement, outstanding Incentive Awards immediately vest and become exercisable or satisfiable, as applicable.  Any Incentive Award that is a stock option will continue to be exercisable for the remainder of its applicable option term.  However, the Compensation Committee in its discretion may cancel Incentive Awards and make payments in cash or adjust the Incentive Awards to reflect the Change of Control.  The Plan provides that a Change in Control occurs if the Company (a) is dissolved and liquidated, (b) is not the surviving entity in any merger or consolidation, (c) sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company’s voting stock or (e) if after a contested election of directors, the persons who were directors before the election cease to constitute a majority of the Board.

Federal Income Tax Consequences

          The following discussion of tax considerations relating to options describes only certain U.S. federal income tax matters.  No consideration has been given to the effects of state, local or other tax laws on the Stock Option Plan or Incentive Award recipients.  The discussion is general in nature and does not take into account a number of considerations that may apply to a particular recipient’s circumstances.

          Non-Qualified Stock Options and Stock Appreciation Rights.  As a general rule, no federal income tax is imposed on the recipient upon the grant of a non-qualified stock option (whether or not including a stock appreciation right) and the Company is not entitled to a tax deduction by making a grant.  Generally, upon the exercise of a non-qualified stock option, the recipient will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the fair market value of the shares on the date of exercise less the option price paid.  In the case of the exercise of a stock appreciation right, the recipient will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the recipient.  Upon the exercise of a non-qualified stock option or a stock appreciation right, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the recipient assuming any federal income tax reporting requirements are satisfied.  Upon a subsequent disposition of the shares received when a non-qualified stock option or a stock appreciation right is exercised, any appreciation after the date of exercise should qualify as capital gain.  If the shares received upon the exercise of an option or a stock appreciation right are transferred to the recipient subject to certain restrictions, then the taxable income realized, unless the recipient elects otherwise, and the Company’s tax deduction (assuming any federal income tax reporting requirements are satisfied) is deferred and is calculated based on the fair market value of the shares when the restrictions lapse.  The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is a restriction if other shares have been purchased within six months of the exercise of a non-qualified stock option or stock appreciation right.

          Incentive Stock Options.  The incentive stock options under the Stock Option Plan are intended to constitute “incentive stock options” within the meaning of Section 422 of the Code.  Incentive stock options are subject to special federal income tax treatment.  No federal income tax is imposed on the recipient upon the grant or the exercise of an incentive stock option if the recipient does not dispose of shares acquired within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the “holding period”).  In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares.

          The holder of an incentive stock option may be subject to the alternative minimum tax (“AMT”) in the year the incentive stock option is exercised.  The difference between the fair market value of the stock on the exercise date and the exercise price is defined as preference income by the Code and are subject to an AMT calculation.  The AMT calculation is made in the same tax year as the regular, ordinary income tax calculation.  The option holder is required to generally pay the greater of the AMT or the ordinary income tax.  In addition at the time the option holder sells the incentive stock option shares, the holder will (assuming the shares are held one year or more) be required to pay capital gains tax on the difference between the sale and exercise prices.  This is true whether or not the recipient paid ordinary income tax or AMT during the year the option was exercised. If the recipient exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

          Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain.  If a recipient disposes of shares acquired by the exercise of an incentive stock option prior to the end of the holding period, the recipient will be treated as having received, at the time of disposition, compensation taxable as ordinary income.  In this event, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation recognized by the recipient.  The amount treated as compensation is the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) less the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

          Section 162(m) of the Code.  Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers.  However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit.  Based on Section 162(m) of the Code and the regulations, the Company’s ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Stock Option Plan should not be limited by Section 162(m) of the Code.

          Inapplicability of ERISA.  Based upon current law and published interpretations, the Company does not believe the Stock Option Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Outstanding Plan Benefits

          As of April 2, 2004, 829,117 shares have been issued pursuant to the exercise of options granted under the Plan.  A total of 4,298,819 options have been granted and are outstanding under the Plan of which 1,381,265 are currently exercisable.

1999 Stock Option Plan

Name and Position	Number of Options Granted	Average Exercise Price

John H. Pinkerton, President & CEO	650,000	$6.66
Jeffrey L. Ventura, Executive Vice President	194,000	$8.43
Herbert A. Newhouse, Senior Vice President	219,200	$6.30
Chad L. Stephens, Senior Vice President	210,300	$6.27
Rodney L. Waller, Senior Vice President	273,600	$6.14
Executive Group (6 persons)	1,661,100	$6.82
Thomas J. Edelman, Former Chairman	620,000	$5.28
Non-Executive Director Group	-	-
Non-Executive Officer/Employee Group (227 persons)	3,545,200	$6.25

          As of April 2, 2004, the following table summarizes securities issuable and authorized by the stockholders under certain equity compensation plans (a):

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities authorized for future issuance under equity compensation plans

Equity compensation plans approved by security holders(b)	4,651,469	$5.25	3,704,064

(a)

Although the Company does not maintain a formal plan, common stock is issued to officers and key employees in lieu of cash for bonuses and company matches under the Company’s deferred compensation arrangements if elected by the employee.  All such issuances are approved by the Compensation Committee, which is composed of three independent directors.  Issuances to Named Employees are disclosed in the Company’s proxy statements.

(b)	There are no equity compensation plans, as defined by NYSE, that have not been approved by security holders.

Reason for the Proposed Amendment

          The purpose of increasing the number of options that may be granted under the Plan is to maintain the Company’s ability to attract and retain experienced and knowledgeable employees.  Providing an equity interest in the Company gives them an incentive to perform and excel.  The Board believes that equity-based incentives align the interests of management, employees and stockholders.  Stock options are an important element in attracting and retaining employees.  All full-time employees of the Company participate in the Stock Option Plan.

          Given the intense competition for talented individuals, the Company’s ability to offer competitive compensation packages, including those with equity-based incentives is particularly important.

          If the Stockholders approve the amendment, the number of shares of Common Stock reserved for issuance under the Plan would be increased by 500,000 shares to a total of 9,250,000 shares.  It is the Company’s practice to grant options to new professionals and executives as they are hired and to all full-time employees when the annual performance-based compensation review is completed, generally in February or March of each year.  During 2000, 2001, 2002, 2003 and so far during 2004, the Board has approved the issuance of 643,200, 774,350, 1,486,850, 1,422,900 and 1,275,500 options, respectively, under the Plan.  The Compensation Committee specifically approves all option grants to officers and the total of all stock options allowable to be granted each year to all other employees.  As of April 2, 2004, 829,117 shares have been issued pursuant to exercise of options granted under the Plan and 4,298,819 options have been granted and are currently outstanding under the Stock Option Plan.

          The increase in the number of authorized shares under the Plan is needed to allow it to continue to function and empower the Board with the ability to administer the Plan on a long-term basis by having a sufficient number of options available to develop a long-term compensation strategy.  The Board believes that stock options clearly align the interest of the employee with the stockholder and only rewards the employee if the common stock grows in value.  From an analysis of our peer companies, the number of stock options awarded to our executive officers over the last five years is well below the average.  The Board would like the ability to make larger, long-term awards to executives so that a significant portion of their compensation would be aligned with the stockholder in the form of stock options.  Based upon historical data of peer companies, it appears that the Company until 2002 had not granted stock options in the same proportion as other peer companies as part of its compensation arrangements.  Therefore, the Board would like to add to the total shares authorized to be issued under the Plan at modest amounts each year to continue to be comparable to peer companies and make executive officers’ compensation and performance more directly linked to growing the value of the common stock.  Given the 56.9 million shares of common stock currently outstanding, an increase of 500,000 shares would constitute a maximum potential dilution of less than 1.0%.

Required Vote and Recommendation

          The affirmative vote of a majority of the shares of the Company’s common stock represented at the meeting in person or by proxy and entitled to vote on the proposals at the meeting is required after considering any abstentions.  See “Votes Required” and “Broker Non-Votes and Abstentions” for further details on voting procedures.

          The Board believes adoption of the amendment is in the Company’s best interest and recommends that the stockholders vote FOR it.

SECURITY HOLDERS SHARING AN ADDRESS

          Only a single copy of the proxy statement is being delivered to multiple stockholders sharing a common address unless the Company receives contrary instructions from stockholders sharing a common address.  Upon a written request to the Secretary of the Company at 777 Main Street, Suite 800, Fort Worth, Texas 76102, or an oral request made to Karen Giles at (817) 810-1938, the Company will deliver promptly a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered.  By written request to the same address or an oral request to the above telephone extension (i) a stockholder may direct a notification to the Company that the stockholder wishes to receive a separate annual report or proxy statement in the future or (ii) stockholders who are sharing an address and who are receiving delivery of multiple copies of the Company’s annual reports or proxy statements can request delivery of only a single copy of these documents to their shared address.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company’s stock to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission.  Copies of such reports are required to be furnished to the Company.

          Based solely on a review of such forms furnished to the Company and certain written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis during 2003, except due to the Company’s error in notifying the following executives of deferred compensation plan activities in the first quarter of 2003, the reporting of 18,157 shares of stock was delayed until June 13, 2003 by Messers. Pinkerton for 6,004 shares, Stephens for 2,843 shares, Waller for 2,903 shares, and Edelman for 6,407 shares.  In addition, Mr. Pinkerton did not report 997 shares associated with a Company deferred compensation plan match from June 2002 until June 13, 2003.

OTHER BUSINESS

          Management knows of no other business that will be presented for consideration at the meeting, but should any other matters be brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion.

ANNUAL REPORT

          The Annual Report for the year-ended December 31, 2003 accompanies this Proxy Statement.  The Annual Report is not a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

          Any stockholder desiring to present a stockholder proposal at the 2005 Annual Meeting and to have the proposal included in our proxy statement must send it to the Secretary of the Company at 777 Main Street, Suite 800, Fort Worth, Texas 76102 so that it is received on or before December 22, 2004.  All such proposals should be in compliance with the Securities and Exchange Commission regulations.  We will only include in the proxy materials those stockholder proposals that we receive prior to the deadline and that are proper for stockholder action.

          Any stockholder who desires to present proposals at our Annual Meeting in 2005 but does not wish to have the proposals included in our proxy statement for the meeting must submit those proposals to the Secretary of the Company no later than March 6, 2005.  If we do not receive proposals by that time, the persons named in the proxies we solicit for the 2005 Annual Meeting will vote their proxies at their discretion in regard to the proposals.

BY ORDER OF THE BOARD OF DIRECTORS

Rodney L. Waller
Secretary

Exhibit A

RANGE RESOURCES CORPORATION

Audit Committee Charter

I.          Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to oversee:
1)	The quality and integrity of the financial statements;

2)	The assessment of financial risk and risk management programs;

3)	The independence, qualifications, engagement and performance of the independent auditors;

4)	The integrity and adequacy of internal controls and the quality and adequacy of disclosures to stockholders;

5)	The Company’s compliance with legal and regulatory requirements; and to perform all other duties required under this Charter or assigned by the Board.

II.         Membership and Procedures

1)

The Committee shall be comprised of three or more members of the Board appointed annually to serve by the Board upon recommendation of the Governance and Nominating Committee.  Each member shall meet the test of “independence” within the meaning of the rule established by the New York Stock Exchange (“NYSE”);

2)

Committee members may not serve on the audit committees of more than two other public companies, unless the Board evaluates a specific request and determines that such additional commitments would not interfere with service on the Committee;

3)

In accordance with NYSE and Securities and Exchange Commission (“SEC”) rules, members shall be “financially literate” and at least one member shall have “accounting or related financial management expertise” and, if practical, be an “audit committee financial expert” as defined by the SEC;

4)	A member can be removed from the Committee only by a majority vote of the Board. A Committee member may resign by giving written notice to the Chairman of the Board or the Corporate Secretary;

5)

The Committee Chair shall be appointed by the Board upon recommendation of the Governance and Nominating Committee.  The Chair will normally determine the agenda, frequency and length of meetings.  However, any member of the Committee may require a special meeting of the Committee to be convened if they believe it is required.  The Committee shall meet as often as necessary to carry out its responsibilities.  Each Committee member shall have unlimited access to management and corporate information of any type requested;

6)

The Committee may designate one or more subcommittees, each consisting of one or more of its members.  Subcommittees may exercise all the powers and authority of the Committee if such powers and authority is delegated to them.  Each subcommittee shall keep minutes of its meetings and report them to the Committee or the Board;

7)	The Committee shall have the authority to engage or terminate outside legal, accounting and other advisors as needed, and approve the terms of their engagement and fees;

8)

The Committee will evaluate its performance relative to the responsibilities set forth in this Charter at least annually and will simultaneously review the adequacy of the Charter itself.  The results of these evaluations shall be reported to the Board; and

9)	The Committee will keep minutes of its meetings and promptly inform the Board of any material issues or concerns.

III.        Authority and Responsibility

The Committee’s key responsibilities include:
1)	Oversight of the independent auditors;

2)	Oversight of the internal audit function; and

3)	Compliance with financial disclosure requirements and laws and regulations relating to audits.

Oversight of Independent Auditors

The Committee shall:
1)	Be solely responsible for oversight of the work of the independent auditors, as well as their appointment, dismissal and compensation. The independent auditors will report directly to the Committee;

2)

Review, at least annually, the qualifications, performance and independence of the auditor.  The review will include an examination of any relationships between the independent auditors and the Company that could be considered to bear on the auditors’ independence.  In addition, the review shall ensure the rotation of partners in accordance with SEC rules and securities laws;

3)	Approve in advance any audit or permissible non-audit engagement of the independent auditors;

4)	Meet with the independent auditors prior to the annual audit to review planning and staffing, including the responsibilities of and staffing by Company personnel who will assist in the audit;

5)

Approve and recommend to the Board the hiring of any employees or former employees of the independent auditors who have participated in any capacity in the audit of the Company within three years from the date of such audit opinion; and

6)

Annually obtain and review a report from the independent auditors describing the accounting firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Company.

Oversight of Internal Audit

The Committee shall:
1)	Review the hiring, appointment and/or replacement of internal auditing personnel;

2)	Review the activities of the internal auditing department and any significant reports to management as well as management’s response; and

3)

Discuss with the independent auditors and management the responsibilities of the internal audit department including budget and staffing and any recommended changes in the planned scope of the department.

Oversight of Compliance Issues

The Committee shall:
1)

Prior to public dissemination, review with management and the independent auditors the annual audited and quarterly unaudited financial statements as well as disclosures under MD&A, including major issues regarding accounting, disclosure, auditing procedures, and adequacy of internal controls that could materially affect the financial statements;

2)

Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including any significant changes in the selection or application of accounting principles, and major issues as to the adequacy of internal controls and any special steps adopted in light of material control deficiencies;

3)

Review and discuss reports from the independent auditors on all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management including the potential ramifications if such alternative treatments are adopted and the treatments preferred by the independent auditor;

4)	Review any other material written communication between the independent auditor and management;

5)	Discuss general guidelines with management for earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies;

6)	Discuss with management and the independent auditor the effect on the financial statements of significant regulatory and accounting initiatives as well as off-balance sheet structures, if any;

7)	Discuss with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including risk assessment and risk management policies;

8)

Review with the independent auditor any audit problems and management’s response, including any differences noted by the auditor on which the Company did not adjust the financial statements.  The Committee will have the authority to resolve any disagreements between the auditors and management regarding financial reporting;

9)

Review any disclosures made to the Audit Committee by the CEO and CFO during their certification process for Forms 10-K and 10-Q regarding allegations of fraud or deficiencies in the disclosure procedures;

10)	Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 – Communication with Audit Committees;

11)	Prepare the report required in the annual proxy statement and review the matters described in such report;

12)

Obtain quarterly assurances from the internal auditing staff and management that the system of internal controls is effective.  Annually obtain a report from the independent auditors regarding management’s assessment of the internal control procedures;

13)

Obtain from the independent auditor assurance that no illegal acts or undisclosed related party transactions were discovered during their examination in regard to Section 10A(b) of the Securities Exchange Act of 1934, as amended;

14)

Obtain reports from management and the internal auditing staff that the Company is in conformity with its Code of Business Conduct and Ethics and all applicable legal requirements and/or provide recommendations to facilitate compliance.  Review disclosures for compliance with the securities laws relating to insider and affiliated party transactions;

15)	Establish procedures for the confidential, anonymous submission, retention and treatment of complaints by employees and others regarding accounting, internal control or auditing matters;

16)

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements and/or accounting policies;

17)

At least annually, review any legal issues with the General Counsel (or outside counsel if there is no General Counsel) that may have a material impact on financial statements or compliance policies as well as any material reports or inquiries received from regulators or governmental agencies; and

18)	Meet periodically in separate sessions with each of: (a) the individual in charge of the internal audit function; (b) the independent auditors; and (c) management.

Other

The Committee shall:
1)

Report regularly to the Board any issues that arise regarding the integrity of the financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function;

2)	Perform any other activities as may be assigned by the Board.

Exhibit B

RANGE RESOURCES CORPORATION

2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

(i)

RANGE RESOURCES CORPORATION

2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

          1.          Purpose.  The purpose of the Range Resources Corporation 2004 Non-Employee Director Stock Option Plan (the “Plan”) is to provide a means through which Range Resources Corporation, a Delaware corporation (the “Company”), may attract and retain the services of experienced and knowledgeable independent individuals as members of the Board of Directors of the Company (the “Board”) and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain Stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its service.  A further purpose of this Plan is to provide such directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.  Accordingly, this Plan provides for the granting of Options to such directors.

          2.          Definitions.  For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

                      2.1          “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Options or other rights are transferred if and to the extent permitted under Section 9(a) hereof.  If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

                      2.2          “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                      2.3          “Business Day” means any day, other than a Saturday, a Sunday, or a legal holiday, on which commercial banks are open for business in Texas.

                      2.4          “Change in Control” means the occurrence of any of the following events:

                            2.4.1          The agreement to acquire or a tender offer for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any Person of 50% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change in Control:  2.4.1.1 any acquisition directly from the Company, 2.4.1.2 any acquisition by the Company, 2.4.1.3 any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or 2.4.1.4 any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

                            2.4.2          Individuals who constitute the Incumbent Board (as defined below) cease for any reason to constitute at least a majority of the Board; for these purposes, the “Incumbent Board” shall be defined as the individuals who, as of the Effective Date, constitute the Board and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

                            2.4.3          Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, 2.4.3.1 all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, 2.4.3.2 no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and 2.4.3.3 at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

2.4.4 Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

                      2.5          “Change in Control Price” means the amount calculated in accordance with Section 8 of this Plan.

                      2.6          “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                      2.7          “Committee” means a committee of one or more directors designated by the Board to administer this Plan; provided, however, that following such time as the Company has any class of equity security registered pursuant to Section 12 of the Exchange Act, the Committee shall consist solely of two or more directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3.

                      2.8          “Dividend Equivalent” means a right to receive cash, Stock, or other property equal in value to dividends paid with respect to a specified number of shares of Stock.

                      2.9          “Effective Date” means December 31, 2004.

                      2.10        “Eligible Person” means all non-employee members of the Board.

                      2.11        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                      2.12        “Exercise Price” means the exercise price per share of Stock determined pursuant to Section 6(b)(i).

                      2.13        “Fair Market Value” means, for a particular day:

                            2.13.1          If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the mean of the high and low sales prices, on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

                            2.13.2          If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 2(m)(i) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. (“NASDAQ”) National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the mean of the high and low sales prices so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

                            2.13.3          If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 2(m)(i) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 2(m)(ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

                            2.13.4          If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 2(m)(i) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 2(m)(ii) or Subsection 2(m)(iii) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

                            2.13.5          If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subsection 2(m)(i) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 2(m)(ii) or Subsection 2(m)(iii) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subsections 2(m)(i), (ii), or (iii).

                      2.14        “Immediate Family Members” has the meaning set forth in Subsection 9(a)(i).

                      2.15        “Option” means a right, granted to a Participant under Section 6 hereof, to purchase Stock at a specified price during specified time periods.

                      2.16        “Participant” means a person who has been granted an Option under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

                      2.17        “Permitted Transferees” has the meaning set forth in Subsection 9(a)(i).

                      2.18        “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity; a Person, together with that Person’s “Affiliates” and “Associates” (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

                      2.19        “Qualified Member” means a member of the Committee who is a “non-employee director” within the meaning of Rule 16b-3(b)(3).

                      2.20        “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

                      2.21        “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

                      2.22        “Stock” means the Company’s common stock, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 8.

                      2.23        “Subsidiary” means with respect to the Company, 2.23.1 any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, 2.23.2 any partnership whose general partner is, or is owned, directly or indirectly, by, the Company, or 2.23.3 any limited liability company whose managing member is, or is owned, directly or indirectly, by the Company.

          3.          Administration.

                      3.1          Authority of the Committee.  This Plan shall be administered by the Committee except to the extent the Board elects to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.”  Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to 3.1.1 adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; 3.1.2 determine the Eligible Persons to whom, and the time or times at which, Options shall be granted; 3.1.3 determine the number of shares of Stock that shall be the subject of each Option; 3.1.4 determine the terms and provisions of each Option agreement (which need not be identical), including provisions defining or otherwise relating to 3.1.4.1 the term and the period or periods and extent of exercisability of the Options, 3.1.4.2 the extent to which the transferability of Options and/or shares of Stock issued or transferred pursuant to any Option is restricted, 3.1.4.3 the effect of termination of employment of a Participant on an Option, and 3.1.4.4 the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); 3.1.5 accelerate the time of exercisability of any Option that has been granted; 3.1.6 construe the respective Option agreements and the Plan; 3.1.7 make determinations of the Fair Market Value of the Stock pursuant to the Plan; 3.1.8 delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Options to, or otherwise with respect to Options granted to, Eligible Persons who are subject to Section 16(b) of the Exchange Act; 3.1.9 subject to ratification by the Board, terminate, modify, or amend the Plan; and 3.1.10 make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate.  Subject to Rule 16b-3, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Option, or in any Option agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability.  The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

                      3.2          Manner of Exercise of Committee Authority.  At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Option granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, may be taken either 3.1.11 by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or 3.1.12 by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members.  Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan.  Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 9(a) hereof or other persons claiming rights from or through a Participant.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Options granted to Participants subject to Section 16 of the Exchange Act in respect of the Company.  The Committee may appoint agents to assist it in administering this Plan.

                      3.3          Limitation of Liability.  The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan.  Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

          4.          Stock Subject to Plan.

                      4.1          Overall Number of Shares Available for Delivery.  Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8, the total number of shares of Stock reserved and available for delivery in connection with Options under this Plan shall not exceed 300,000 shares.

                      4.2          Application of Limitation to Grants of Options.  No Option may be granted if the number of shares of Stock to be delivered in connection with such Option exceeds the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Options.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Option.

                      4.3          Availability of Shares Not Delivered under Options.  Shares of Stock subject to an Option under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including 4.1.1 the number of shares withheld in payment of any exercise or purchase price of an Option or taxes relating to Options, and 4.1.2 the number of shares surrendered in payment of any exercise or purchase price of an Option or taxes relating to any Option, will again be available for Options under this Plan.

                      4.4          Stock Offered.  The shares to be delivered under the Plan shall be made available from 4.1.3 authorized but unissued shares of Stock, 4.1.4 Stock held in the treasury of the Company, or 4.1.5 previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

          5.          Eligibility.  Options may be granted under this Plan only to Eligible Persons.

          6.          Specific Terms of Options.

                      6.1          General.  Options may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 6(b) and Section 9(b)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of a Participant’s service on the Board and terms permitting a Participant to make elections relating to his or her Option.  The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under this Plan.

                      6.2          Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

                           6.2.1          Exercise Price.  Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”) which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option.

                           6.2.2          Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such Exercise Price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.  Notwithstanding the foregoing, unless provided otherwise in an Option agreement, any Participant that is terminated following the vesting of any Option and/or the lapse of a risk of forfeiture associated with any Option shall continue to hold such Option, until the expiration or exercise of the Option, to the extent such Option is vested and/or no longer subject to a risk of forfeiture at the time of the Participant’s termination.

          7.          Certain Provisions Applicable to Options.

                      7.1          Stand-Alone, Additional, Tandem, and Substitute Options.  Options granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Option or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary.  Such additional, tandem and substitute or exchange Options may be granted at any time. If an Option is granted in substitution or exchange for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option.

                      7.2          Term of Options.  The term of each Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten years.

                      7.3          Form and Timing of Payment under Options; Deferrals.  Subject to the terms of this Plan and any applicable Option agreement, payments to be made by the Company upon the exercise of an Option may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis.  The exercise of any Option may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events.  Installment or deferred payments may be required by the Committee (subject to Section 9(b) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Option not provided for in the original Option agreement) or permitted at the election of the Participant on terms and conditions established by the Committee.  Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.  Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company.  This Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

                      7.4          Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Options to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Option agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

          8.          Recapitalization or Reorganization.

                      8.1          Existence of Plans and Options. The existence of this Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

                      8.2          Subdivision or Consolidation of Shares.  The terms of an Option and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

                          1.          If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Option shall be increased proportionately, and (C) the exercise price for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

                          2.          If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Option shall be decreased proportionately, and (C) the exercise price for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

                          3.          Whenever the number of shares of Stock subject to outstanding Options and the price for each share of Stock subject to outstanding Options are required to be adjusted as provided in this Section 8(b), the Committee shall promptly prepare and deliver to Participants a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Option after giving effect to the adjustments.  The Committee shall promptly give each Participant such a notice.

                          4.          Adjustments under Subsections 8(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive.

                      8.3          Corporate Restructuring.  If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option.  Upon a Change in Control the Committee, acting in its sole discretion without the consent or approval of any holder, shall effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options held by any individual holder: i. accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate; ii. require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 8(d) (the “Change in Control Price”) of the shares subject to such Option over the exercise price(s) under such Options for such shares; iii. make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change in Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding); or iv. provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the holder had been the holder of record of the number of shares of Stock then covered by such Option.

                      8.4          Change in Control Price.  The “Change in Control Price” shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows:  (i) the per share price offered to holders of the same class of Stock of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to holders of the same class of Stock of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (iii) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options.  In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 8(d) or Section 8(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

                      8.5          Additional Issuances.  Except as expressly provided in this Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share, if applicable.

          9.          General Provisions.

                      9.1          Transferability.

                            9.1.1          Permitted Transferees.  The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, or authorize all or a portion of any Option to be granted to an Eligible Person to be on terms which permit transfer by such Participant, to (A) the spouse, children or grandchildren of the Participant or other relative approved by the Committee (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) a partnership or limited liability company in which such Immediate Family Members are the only partners or members as applicable (collectively, “Permitted Transferees”); provided that (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder.  Option agreements with respect to which such transferability is authorized at the time of grant must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Subsection 9(a).

                            9.1.2          Qualified Domestic Relations Orders.  Options may be transferred pursuant to qualified domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

9.1.3 Other Transfers. Except as expressly permitted by Subsections 9(a)(i) and 9(a)(ii), Options shall not be transferable other than by will or the laws of descent and distribution.

                            9.1.4          Effect of Transfer.  Following the transfer of any Option as contemplated by Subsections 9(a)(i), 9(a)(ii) and 9(a)(iii), (A) such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Option in accordance with the terms of this Plan and applicable law, and (B) the provisions of the Option relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein, the Options shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

                            9.1.5          Procedures and Restrictions.  Any Participant desiring to transfer an Option as permitted under Subsections 9(a)(i) or 9(a)(ii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws.  The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under Section 16(b) of the Exchange Act or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

                            9.1.6          Registration.  To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Options transferred as permitted in this Section 9(b) is not registered under the Securities Act pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

                      9.2          Changes to this Plan and Options.  The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Options under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Option.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Option theretofore granted and any Option agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Option.

                      9.3          Limitation on Rights Conferred under Plan.  Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or to continue as a member of the Board, (ii) interfering in any way with the right of the Company to remove any Eligible Person from the Board, (iii) giving an Eligible Person or Participant any claim to be granted any Option under this Plan or to be treated uniformly with other Participants, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Option.

                      9.4          Unfunded Status of Options.  This Plan is intended to constitute an “unfunded” plan for certain incentive awards.

                      9.5          Nonexclusivity of this Plan.  Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.  Nothing contained in this Plan shall be construed to prevent the Company from taking any corporate action which is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Option made under this Plan. No employee, Beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

                      9.6          Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Option.  The Committee shall determine whether cash, other Options or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                      9.7          Severability.  If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.  If any of the terms or provisions of this Plan or any Option agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16(b) of the Exchange Act), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Option should not comply with Rule 16b-3).

                      9.8          Governing Law.  All questions arising with respect to the provisions of the Plan and the Options, unless otherwise specified in an Option agreement, shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law.  The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

                      9.9          Conditions to Delivery of Stock. Nothing herein or in any Option granted hereunder or any Option agreement shall require the Company to issue any shares with respect to any Option if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rules of any applicable securities exchange or securities association, as then in effect.  At the time of any exercise of an Option the Company may, as a condition precedent to the exercise of such Option, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.  No Option shall be exercisable unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Option.

                      9.10        Plan Effective Date; Term  This Plan has been adopted by the Board of the Company effective as of December 31, 2004.

Exhibit C

FOURTH AMENDMENT
TO THE
RANGE RESOURCES CORPORATION
AMENDED AND RESTATED 1999 STOCK OPTION PLAN

          This Fourth Amendment to the Range Resources amended and restated 1999 Stock Option Plan (the “Plan”) is effective as provided herein and is made by Range Resources Corporation, a Delaware corporation (the “Company”):

          WHEREAS, the Company has established the Plan in order to attract able persons to serve as directors or to enter the employ of the Company and its affiliates, and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company and its affiliates are of importance, can acquire and maintain stock ownership thereby strengthening their concern for the welfare of the Company and its affiliates and, further, to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its affiliates;

          WHEREAS, the Plan was previously amended to increase the maximum aggregate number of shares of Stock that may be issued in connection with awards granted pursuant to the Plan from 6,000,000 shares to 8,750,000 shares, subject to adjustment;

          WHEREAS, the Board believes that to further the purposes of the Plan, the number of shares of Stock available for issuance under the Plan should be increased to 9,250,000 shares;

          WHEREAS, an increase in the aggregate number of shares of Stock that may be used in connection with the Plan must be approved by the stockholders of the Company, pursuant to Paragraph X of the Plan and section 422(b) of the Internal Revenue Code of 1986, as amended;

          WHEREAS, this Fourth Amendment is subject to stockholder approval.

          NOW, THEREFORE, the Plan is amended as provided herein, effective as of May 19, 2004, provided that the terms of this Fourth Amendment are approved by the Company’s stockholders, and, except as provided herein, the Plan shall continue to read in its current state:

           10.           Paragraph V(a) of the Plan is hereby amended in its entirety to provide as follows:

          (a)          Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more employees, Consultants or Directors determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI.  Subject to adjustment in the same manner as provided in Paragraph IX with respect to shares of Stock subject to Awards then outstanding, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 9,250,000 shares.  Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award, or (ii) to the extent an Award is settled in cash.  To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award.  For the sole purpose of complying with the compensation deduction limitations set forth in section 162(m) of the Code, no single individual may, in any calendar year, receive Awards which relate to in excess of 500,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph IX with respect to shares of Stock subject to Awards then outstanding).  The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the

C-1

extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Awards that are canceled or repriced.

          IN WITNESS WHEREOF, a duly authorized officer of the Company has executed this Fourth Amendment as set forth below.

RANGE RESOURCES CORPORATION

By:

Name:

Title:

Date:

C-2

Exhibit D

RANGE RESOURCES CORPORATION

AMENDED AND RESTATED 1999 STOCK OPTION PLAN
(As Amended May 21, 2003)

I.  PURPOSE

          The purpose of the RANGE RESOURCES CORPORATION AMENDED AND RESTATED 1999 STOCK OPTION PLAN (the “Plan”) is to provide a means through which RANGE RESOURCES CORPORATION, a Delaware corporation (the “Company”), and its affiliates may attract able persons to serve as directors or to enter the employ of the Company and its affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company and its affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its affiliates.  A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its affiliates.  Accordingly, the Plan provides for granting Incentive Stock Options (subject to the provisions of Paragraph VII(c)), options which do not constitute Incentive Stock Options, Stock Appreciation Rights or any combination of the foregoing, as is best suited to the circumstances of the particular employee, consultant or director as provided herein.

II.  DEFINITIONS

          The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a)

“Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization in which the Company owns, directly or indirectly, a 50% or more beneficial ownership interest.

(b)	“Award” means, individually or collectively, any Option or Stock Appreciation Right.

(c)	“Award Agreement” means any Option Agreement or Stock Appreciation Rights Agreement.

(d)	“Board” means the Board of Directors of the Company.

(e)

“Change of Control” means the occurrence of any of the following events:  (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

(f)

“Change of Control Value” shall mean (i) the per share price offered to Stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to Stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if the Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee.  In the event that the consideration offered to Stockholders of the Company in a Change of Control consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(g)

“Code” means the Internal Revenue Code of 1986, as amended.  Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(h)

“Committee” means the Compensation Committee of the Board which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 and (ii) comprised solely of two or more “outside directors,” within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder.

(i)	“Company” means Range Resources Corporation, a Delaware corporation.

(j)	“Consultant” means any person who is not an employee and who is providing advisory or consulting services to the Company or any Affiliate.

(k)

“Director” means an individual elected to the Board by the Stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

(l)	An “employee” means any person (including an officer or a Director) in an employment relationship with the Company or any Affiliate.

(m)

“Fair Market Value” means, as of any specified date, the mean of the high and low sales prices of the Stock reported on the New York Stock Exchange Composite Tape on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported.  In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(n)	“Holder” means an employee, Consultant or Director who has been granted an Award.

(o)	“Incentive Stock Option” means an incentive stock option within the meaning of section 422 of the Code.

(p)	“1934 Act” means the Securities Exchange Act of 1934, as amended.

(q)

“Option” means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Options that do not constitute Incentive Stock Options to purchase Stock.

(r)	“Option Agreement” means a written agreement between the Company and a Holder with respect to an Option.

(s)	“Plan” means the Range Resources Corporation 1999 Stock Option Plan, as amended from time to time.

(t)	“Rule 16b-3” means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(u)

“Spread” means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

(v)	“Stock” means the common stock, par value $0.01 per share, of the Company.

(w)

“Stockholder” means a holder of Stock or other security of the Company, and with respect to any matter requiring Stockholder approval, the term “Stockholder” shall mean a holder of Stock or other Company security entitled to vote on such matter.

(x)	“Stock Appreciation Right” means an Award granted under Paragraph VIII of the Plan.

(y)	“Stock Appreciation Rights Agreement” means a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

III.  EFFECTIVE DATE AND DURATION OF THE PLAN

          The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the Stockholders of the Company within twelve months thereafter.  Notwithstanding any provision in the Plan or in any Award Agreement, no Option or Stock Appreciation Right granted on or after the effective date of the Plan shall be exercisable prior to such Stockholder approval.  No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board.  The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

IV.  ADMINISTRATION

          (a) Committee.  The Plan shall be administered by the Committee.

           (b) Powers.  Subject to the express provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees, Consultants or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award, and the number of shares of Stock which may be issued under each Option or Stock Appreciation Right.  In making such determinations the Committee may take into account the nature of the services rendered by the respective employees, Consultants or Directors, their present and potential contribution to the success of the Company and its Affiliates and such other factors as the Committee in its discretion shall deem relevant.

           (c) Additional Powers.  The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan.  Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect.  The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

V.  GRANT OF AWARDS;
SHARES SUBJECT TO THE PLAN

           (a) Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more employees, Consultants or Directors determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI.  Subject to adjustment in the same manner as provided in Paragraph IX with respect to shares of Stock subject to Awards then outstanding, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 8,750,000 shares.  Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award, or (ii) to the extent an Award is settled in cash.  To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award.  For the sole purpose of complying with the compensation deduction limitations set forth in section 162(m) of the Code, no single individual may, in any calendar year, receive Awards which relate to in excess of 500,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph IX with respect to shares of Stock subject to Awards then outstanding).  The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Awards that are canceled or repriced.

           (b) Stock Offered.  The Stock to be offered pursuant to the grant of an Award may, at the discretion of the Committee, be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

VI.  ELIGIBILITY

          Awards may be granted only to persons who, at the time of grant, are employees (including officers and Directors who are also employees) Consultants or Directors.  An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or an Option that is not an Incentive Stock Option, a Stock Appreciation Right or any combination thereof.

VII.  STOCK OPTIONS

           (a) Option Period.  The term of each Option shall be as specified by the Committee at the date of grant.

           (b) Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

           (c) Special Limitations on Incentive Stock Options.  An Incentive Stock Option may be granted only to an individual who is an employee of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options.  The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination.  No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.  An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Holder’s lifetime only by such Holder or the Holder’s guardian or legal representative.  Notwithstanding any provision in the Plan or in any Option Agreement, (1) no Incentive Stock Option shall be granted after the expiration of 12 months from the date of the adoption of the Plan by the Board unless the Plan has been approved by the Stockholders of the Company within such 12-month period in a manner that satisfies the requirements of section 422 of the Code and (2) any Option granted prior to the expiration of such 12-month period that was intended to constitute an Incentive Stock Option shall constitute an Option that is not an Incentive Stock Option if the Plan has not been approved by the Stockholders of the Company within such 12-month period in a manner that satisfies the requirements of section 422 of the Code.

           (d) Option Agreement.  Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code.  Each Option Agreement shall specify the effect of termination of employment or membership on the Board, as applicable, on the exercisability of the Option.  An Option Agreement may provide for the payment of the option price, in whole or in part, (i) in cash or (ii) by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price.  Moreover, an Option Agreement may provide for a “cashless exercise” of the Option pursuant to procedures established by the Committee (as the same may be amended from time to time).  Such Option Agreement may also include, without limitation, provisions relating to (1) subject to the provisions hereof accelerating such vesting on a Change of Control, vesting of Options, (2) tax matters (including provisions (A) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal, state or local income tax withholding requirements and (B) dealing with any other applicable employee wage withholding requirements), and (3) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine.  The terms and conditions of the respective Option Agreements need not be identical.

           (e) Option Price and Payment.  The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but, subject to adjustment as provided in Paragraph IX, such purchase price shall not be less than the Fair Market Value of a share of Stock on the date such Option is granted.  The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company in a manner specified by the Committee.  The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.  Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

           (f) Stockholder Rights and Privileges.  The Holder shall be entitled to all the privileges and rights of a Stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

           (g) Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or an Affiliate of stock of the employing corporation with the result that such employing corporation becomes an Affiliate.

VIII.  STOCK APPRECIATION RIGHTS

           (a) Stock Appreciation Rights.  A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right.  Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares of Stock under the Option as to which the Stock Appreciation Rights were exercised.  Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee.  The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.  The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock.  Each Stock Appreciation Rights Agreement shall specify the effect of termination of employment or membership on the Board, as applicable, on the exercisability of the Stock Appreciation Rights.

           (b) Exercise Price.  The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Paragraph VII(c)), and (ii) shall be subject to adjustment as provided in Paragraph IX.

           (c) Exercise Period.  The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

           (d) Limitations on Exercise of Stock Appreciation Right.  A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.  In the case of any Stock Appreciation Right that is granted in connection with an Incentive Stock Option, such right shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the Option or the portion thereof to be surrendered.

IX.  RECAPITALIZATION OR REORGANIZATION

           (a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.  Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

           (b) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of Stock and other securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

           (c) In the event of a Change of Control, and except as provided in any Award Agreement, outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable, and any Awards that are Options shall continue to be exercisable for the remainder of the applicable Option term.  Notwithstanding the foregoing, the Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over the exercise price, if applicable, under such Award for such share.  The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

           (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges, a Change of Control or other relevant changes in capitalization or distributions to the holders of Stock occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph IX, any outstanding Awards and any Award Agreements shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards.  In the event of any such change in the outstanding Stock or distribution to the holders of Stock, the aggregate number of shares available under the Plan (and the aggregate number of shares that may be granted to any one individual) may be appropriately adjusted by the Committee, whose determination shall be conclusive.

           (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the Stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

           (f) Any adjustment provided for in the above Subparagraphs shall be subject to any required Stockholder action.

           (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

X.  AMENDMENT AND TERMINATION OF THE PLAN

          The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of Stockholders or Holders, except that any amendment or alteration to this Plan shall be subject to the approval of the Company’s Stockholders not later than the annual meeting next following such Board action if such Stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to Stockholders for approval; provided that, without the consent of an affected Holder, no such Board action may materially and adversely affect the rights of such Holder under any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Holder, no such Committee action may materially and adversely affect the rights of such Holder under such Award; and, provided further, that no Award may be repriced, replaced, regranted through cancellation, or modified without Stockholder approval (except in connection with a change in the Company’s capitalization), if the effect would be to reduce the exercise price for the shares underlying such Award.

XII.  MISCELLANEOUS

           (a) No Right to an Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee or Director any right to be granted an Award or any other rights hereunder except as may be evidenced by an Option Agreement or Stock Appreciation Rights Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

           (b) No Employment Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment at any time.  Nothing contained in the Plan shall confer on any Director any right with respect to continuation of membership on the Board.

           (c) Other Laws; Withholding.  The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares.  No fractional shares of Stock shall be delivered.  The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

           (d) No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan.  No employee, Director, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

           (e) Restrictions on Transfer.  An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a “qualified domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the written consent of the Committee, which may be granted in the discretion of the Committee in accordance with any applicable transfer restrictions under the Securities Act of 1933.

           (f) Rule 16b-3.  It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet the requirements of Rule 16b-3 so that any transaction under the Plan involving a grant, award, or other acquisition from the Company or disposition to the Company is exempt from Section 16(b) of the 1934 Act.  If any provision of the Plan or any such Award would result in any such transaction not being exempt from Section 16(b) of the 1934 Act, such provision or Award shall be construed or deemed amended so that such transaction will be exempt from Section 16(b) of the 1934 Act.

           (g) Facsimile Signature.  Any Award Agreement or related document may be executed by facsimile signature.  If any officer who shall have signed or whose facsimile signature shall have been placed upon any such Award Agreement or related document shall have ceased to be such officer before the related Award is granted by the Company, such Award may nevertheless be issued by the Company with the same effect as if such person were such officer at the date of grant.

           (h) Governing Law.  This Plan shall be construed in accordance with the laws of the State of Delaware.

Form of proxy card

FRONT:

PROXY	PROXY

RANGE RESOURCES CORPORATION
Proxy Solicited on Behalf of the Board of Directors
For The Annual Meeting of Stockholders - May 19, 2004

The undersigned hereby appoints John H. Pinkerton and Rodney L. Waller, and each of them, his/her true and lawful agents and proxies with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Range Resources Corporation which the undersigned has power to vote, with all powers which the undersigned possess if personally present, at the Annual Meeting of Stockholders of Range Resources Corporation to be held on May 19, 2004, and at any adjournments thereof.

1.	To elect a board of seven Directors, each for a one-year term: The nominees of the Board of Directors are:
(1) Robert E. Aikman, (2) Charles L. Blackburn, (3) Anthony V. Dub, (4) V. Richard Eales, (5) Allen Finkelson, (6) Jonathan S. Linker, and (7) John H. Pinkerton.

2.	To adopt the 2004 Non-Employee Director Stock Option Plan.

3.	To approve of the Amendment to the Company’s 1999 Stock Option Plan.

You are encouraged to specify your choice by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.  Your shares cannot be voted unless you sign and return this card.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(Continued and to be signed on reverse side)

REVERSE SIDE:

RANGE RESOURCES CORPORATION
The Board of Directors recommends a vote FOR Proposals 1, 2, and 3

1. Election of Directors	For	Withheld	For All		For	Against	Abstain
(see reverse)	All	All	Except ________________	2. Approval of the Company’s 2004 Non-Employee
			(indicate number(s) of director	Director Stock Option Plan.	___	___	___
nominees in blank)
3. Approval of the Amendment to the Company’s
				1999 Stock Option Plan.	___	___	___
Area reserved for Name & Address

				Date:	______________________________________________________, 2004

Signature(s)

Signature(s)

A proxy that is properly completed and returned will be voted at the Meeting in accordance with the instructions on the proxy.  If you properly complete and return a proxy but do not indicate any contrary voting instructions, your shares will be voted “FOR” the Proposals listed in the Notice of Annual Meeting of Stockholders and any other business as may properly come before the Meeting or any adjournment or postponement thereof.  If the Company proposes to adjourn the Meeting, the proxy holders will vote all shares for which they have voting authority in favor of adjournment.  The Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement to be presented for consideration at the Meeting. NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, administrator, trustee, or guardian, please give full title as such.